UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ZBB ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

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N93 W14475 Whittaker Way
Menomonee Falls, Wisconsin 53051

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of ZBB Energy Corporation to be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin 53051, on Wednesday, November 7, 2012 at 10:00 a.m., local time.  At the 2012 Annual Meeting, shareholders will be asked to:

●	elect three Class II directors for three year terms;

●	approve an amendment to the 2010 Omnibus Long-Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 4,500,000 shares;

●	approve the 2012 Non-Employee Director Equity Compensation Plan;

●
consider and act upon a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split of our common stock which may be implemented in the discretion of the Board of Directors; and

●	ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm.

Our Board of Directors believes that the proposals being submitted for shareholder approval, which are described in detail in the accompanying Proxy Statement, are in the best interests of ZBB Energy Corporation and its shareholders and recommends a vote FOR each of these proposals.

We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about September 25, 2012, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (“Meeting Notice”) containing instructions on how to access our proxy statement and vote electronically via the Internet or by telephone. This notice also contains instructions on how to receive a paper copy of your proxy materials.

We look forward to your attending either in person or by proxy. Your vote is important and I hope that you will vote as soon as possible by following the voting instructions set forth in the Meeting Notice.

Very truly yours,

Eric C. Apfelbach
President and Chief Executive Officer

September 25, 2012

N93 W14475 Whittaker Way
Menomonee Falls, Wisconsin 53051

PROXY STATEMENT

Unless the context requires otherwise, all references to “we”, “us” or “our” refer to ZBB Energy Corporation and its subsidiaries. Our fiscal year ends on June 30 of each year. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended June 30, 2012 is referred to as “fiscal 2012”).

The enclosed proxy is solicited by the Board of Directors of ZBB Energy Corporation for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on November 7, 2012, or at any postponement or adjournment of the annual meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders. The annual meeting will be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin 53051.

The expenses of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of stock, will be paid by us. No solicitation other than by mail is contemplated, except that our officers or employees may solicit the return of proxies from certain shareholders by telephone.

Only shareholders of record at the close of business on September 10, 2012 are entitled to notice of and to vote the shares of our common stock, $.01 par value, registered in their name at the annual meeting. As of the record date, we had outstanding 77,568,535 shares of common stock. The presence, in person or by proxy, of one-third of the shares of the common stock outstanding on the record date will constitute a quorum at the annual meeting. Abstentions and broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote, will be treated as present for purposes of determining the quorum.

Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the annual meeting which means the three nominees receiving the most affirmative votes will be elected. The affirmative vote of three-quarters of the shares present, or represented by proxy, entitled to vote and voting at the annual meeting (“votes cast”) is required to approve the series of proposed amendments to our Articles of Incorporation to affect a reverse stock split of our common stock which may be implemented in the discretion of the Board of Directors .  On all other matters, an affirmative vote of at least a majority of the votes cast is required for approval.

Banks, brokers and other holders of record do not have discretionary authority to vote shares held in street name in connection with non-routine proposals, which include all the proposals other than approval of the series of proposed amendments to our Articles of Incorporation to affect a reverse stock split and ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm. As a result, broker non-votes will occur at the 2012 Annual Meeting with respect to these non-routine proposals.  However, since broker non-votes are not counted as votes cast they will have no effect on the outcome of these proposals.

Banks, brokers and other holders of record have discretionary authority to vote shares held in street name, even if they do not receive instructions from the beneficial owner, on routine proposals, which includes the approval of the series of proposed amendments to our Articles of Incorporation to affect a reverse stock split and the ratification of the appointment of an independent registered public accounting firm. Accordingly, if you do not provide your bank, broker or other holder of record with voting instructions with respect to either of these proposals, such holder will have discretionary authority to vote your shares held in street name on those proposals at the 2012 Annual Meeting. As a result of this discretionary authority, broker non-votes will not occur in connection with Proposals 4 and 5 at the 2012 Annual Meeting.

We are making this proxy statement and our Annual Report to Shareholders available on the Internet instead of mailing a printed copy of these materials to shareholders. Shareholders will not receive a printed copy of these materials other than as described below. Instead, the Shareholder Meeting Notice for the 2012 Annual Meeting (the “Notice”) contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.  If you would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice.  The Notice will be mailed to shareholders on or about September 25, 2012.

If a proxy is granted properly by using the Internet or telephone procedures specified in the Notice or a proxy card is properly signed and returned to us and not revoked, it will be voted in accordance with the instructions  given. Each shareholder may revoke a previously granted proxy at any time before it is exercised by using the Internet or telephone procedures specified in the Notice or by submitting written notice of revocation or a duly executed proxy bearing a later date to us. Attendance at the annual meeting will not, in itself, constitute revocation of a proxy but a shareholder in attendance may request a ballot and vote in person, which revokes a prior granted proxy. Where a proxy is properly signed and returned without indicating any voting instructions regarding a proposal, the shares represented by the proxy will be voted FOR the proposal.

The Board of Directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting, the proxy holders may vote any shares represented by proxy in their discretion.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 10, 2012 by:

●	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

●	each executive officer included in the Summary Compensation Table below;

●	each of our directors;

●	each person nominated to become director; and

●	all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o ZBB Energy Corporation at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051. To our knowledge, and subject to applicable community property laws, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of common stock issuable by us to a person pursuant to options which may be exercised within 60 days after September 10, 2012 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.  The applicable percentage of common stock outstanding as of September 10, 2012 is based upon 77,568,535 shares outstanding on that date.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Common Stock		Shares Subject to Options (1)	Total	Percentage of Class
Directors and Executive Officers
Richard A. Abdoo	989,851		75,000	1,064,851	1.4%
Eric C. Apfelbach	100,812		572,222	673,034	*
Manfred E. Birnbaum	138,828		150,000	288,828	*
Kevin A. Dennis	36,312		147,125	183,437	*
William C. Hogoboom	90,734		30,000	120,734	*
Paul F. Koeppe	2,558,927		275,000	2,833,927	3.6%
Daniel A. Nordloh	16,000		66,667	82,667	*
James H. Ozanne	259,313		-	259,313	*
Richard A. Payne	174,988	(2)	150,000	324,988	*
Jeffrey A. Reichard	815,652		216,667	1,032,319	1.3%
Anthony J. Seibert	-		-	-	*
Charles W. Stankiewicz	103,102		-	103,102	*
Nominees, Directors and Executive Officers as a group (12 persons)	5,284,519		1,682,681	6,967,200	8.8%

Five Percent Stockholders
Marathon Capital Management (3)	4,909,151		-	4,909,151	6.3%

_______________

*	Less than one percent.

(1)	Does not include shares underlying warrants and restricted stock unit awards that are not issuable within 60 days of September 10, 2012.

(2)
Includes (i) 75,043 shares held by an affiliate of Mr. Payne, Geizo Pty. Ltd, as trustee for the RA Payne Family Trust, (ii) 17,206 shares held by Geizo Pty. Ltd as trustee for the RA Payne Super Fund and (iii) 1,412 shares held by the Emery Family Trust.

(3)
Shares are beneficially owned by Marathon Capital Management, LLC, a Maryland limited liability company.  Marathon Capital Management, LLC has sole voting power with respect to 295,000 shares and sole dispositive power with respect to 4,909,151 shares.  The principal business address of the above-named entity is 4 North Park Drive, Suite 106, Hunt Valley, MD  21030.  This information has been obtained from a Schedule 13G filed by the above-named entities and persons with the SEC on February 1, 2012.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight members and is divided into three classes serving terms of three years.  Shareholders elect one class of directors at each annual meeting. Three directors are to be elected at this annual meeting to hold office until the 2015 annual meeting of shareholders or until a successor has been duly elected and qualified.   Upon the recommendation of the Nominating/Governance Committee of our Board of Directors, the Board of Directors has nominated and recommended Richard A. Abdoo, Manfred E. Birnbaum and Charles W. Stankiewicz for re-election, each as a Class II director.

Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of all the nominees named below. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE NOMINEES LISTED BELOW

The following table sets forth the nominees to be elected at the annual meeting and continuing directors and, for each nominee and director whose term of office will extend beyond the annual meeting, the year such director was first elected as a director, the positions currently held by each director with us, the year each director’s current term will expire and the current class of each director.

Information Concerning Directors and Nominees For Director

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board of Directors to conclude that such director or nominee should serve on the Board of Directors.

Nominees for Class II Directors:

Richard A. Abdoo	68	Director	2012
2009

Manfred E. Birnbaum	79	Director	2012
2007

Charles W. Stankiewicz	53	Chief Operating	2012
2011		Officer and Director

Continuing Directors:

Eric C. Apfelbach	51	President, Chief Executive	2013
2010		Officer and Director

Paul F. Koeppe	63	Chairman and Director	2013
2009

James H. Ozanne	69	Director	2014
2011

Richard A. Payne	57	Director	2014
1998

Jeffrey A. Reichard	54	Chief Technology	2014
2011		Officer and Director

Richard A. Abdoo is president of R.A. Abdoo & Co. LLC, an environmental and energy consulting firm.  Prior to starting this business, he was chairman and chief executive officer of Wisconsin Energy Corporation (NYSE: WEC) from 1991 until his retirement in 2004. He also served as President from 1991 to 2003 and joined the company in 1975 as Director of Strategic Planning. During his administration, Wisconsin Energy Corporation grew to become a Fortune 500 company through a series of mergers and acquisitions. Mr. Abdoo currently serves as a director of AK Steel (NYSE: AKS), a steel products producer, and NiSource Inc. (NYSE: NI), a natural gas and electric generation and distribution company.  Mr. Abdoo previously served as a director of Renegy Holdings, Inc. and M&I Marshall & Ilsley Corporation.  He is currently a member of St. Jude’s Children’s Research Hospital’s Professional Advisory Board. A registered professional engineer in Michigan, Ohio, Pennsylvania and Wisconsin, he is also a longtime member of the American Economic Association.   In 2000, Mr. Abdoo was awarded the Ellis Island Medal of Honor, presented to Americans of diverse origins for their outstanding contributions to their own ethnic groups and to American society. Honorees typically include U.S. presidents, Nobel Prize winners and leaders of industry.  Mr. Abdoo received a master’s degree in economics from University of Detroit and a bachelor’s degree in electrical engineering from University of Dayton.

Mr. Abdoo’s extensive knowledge of the energy and energy services industries, and his extensive experience serving on the boards of directors of other companies qualify him to serve as a member of our Board of Directors.

Manfred E. Birnbaum has been an independent management consultant in the energy and power industries since 1994.  Mr. Birnbaum’s consulting services include assistance on divestitures, contract dispute resolution, technology licensing, and developing marketing strategies.  From 1982 to 1985, Mr. Birnbaum was chief executive officer of English Electric Corp., a wholly owned subsidiary of General Electric Company of England.  Prior to that, Mr. Birnbaum held various senior management positions at Westinghouse Electric Corporation between 1958 and 1982.  Mr. Birnbaum serves as a director of STW Resources Holding Corp. (OTC: STWS), a water reclamation services company. Mr. Birnbaum earned a B.A. in mechanical engineering from Polytechnic Institute, of the City University of New York and a Masters Degree in electrical engineering from the University of Pennsylvania.

Mr. Birnbaum’s longstanding quality service as a member of our Board of Directors, as well as his significant experience serving as chief executive officer of English Electric Corp., gives him an understanding of the role of the board of directors and management. He also brings to the Board of Directors expertise and leadership skills he has acquired as an executive and consultant in the energy and power industries.

Charles W. Stankiewicz joined the Company in November 2011 as Executive Vice President of Operations and as a director and was promoted to Chief Operating Officer in July 2012.  Prior to joining the Company, Mr. Stankiewicz held a number of executive level positions at American Superconductor Corporation, an electricity solutions company, including from June 2007 through August 2011, Executive Vice President of AMSC Power Systems, a division of American Superconductor Corp., based in Wisconsin with operations in Europe and China.  During his tenure at American Superconductor, he grew the Power Systems group from virtually no revenue to several hundred million in revenues.  Prior to joining AMSC Power Systems in 1998, Mr. Stankiewicz worked in a variety of technical and business management positions at Westinghouse Electric Corporation and Asea Brown Boveri (ABB) where he served as the Vice President of Power Development.

Mr. Stankiewicz brings important management and industry experience to the Board of Directors, including experience doing business in China.

Eric C. Apfelbach has served as our President and Chief Executive Officer since January 2010. From December 2008 until September 2009, Mr. Apfelbach served as President and CEO of M2E Power, Inc., a start-up technology company. From August 2003 until November 2008, Mr. Apfelbach served as President, CEO and a member of the board of directors, including Chairman from 2004 to 2008, of Virent Energy Systems, Inc., a catalytic biofuel company. Before Virent, Mr. Apfelbach co-founded Alfalight, Inc. where, as President and CEO, he helped grow the high power diode laser company to 85 employees in two years and led the company through multiple financings. Prior to Alfalight, Mr. Apfelbach was Vice President of Global Sales and Marketing at Planar Systems, Inc. (Nasdaq: PLNR), a flat-panel display designer and manufacturer, and held operating responsibility for the LCD division. He began his career working as an engineer in the semiconductor industry, rising to senior management at Applied Materials, one of the world’s largest semiconductor equipment companies. He is a director of Xolve, Inc. and National Electrostatics Corporation (NEC). In 2006, he was elected to the Board of the Wisconsin Technology Council.  Mr. Apfelbach received a Bachelor of Science degree in Chemical Engineering from the University of Wisconsin-Madison in 1984.

Mr. Apfelbach brings extensive business and leadership experience to the Board of Directors. With his significant knowledge of and breadth of experience in the high technology industry in general and the alternative energy industry in particular, he provides the Board of Directors with a vital understanding of our business.

Paul F. Koeppe has served as our Chairman since September 2010.  Mr. Koeppe was President, CEO and founder of Superconductivity, Inc., a manufacturer of superconducting magnetic energy storage systems, from 1988 to 1997 when it was acquired by American Superconductor Corp. (Nasdaq: AMSC), an electricity solutions company. He then served as Executive Vice President of Strategic Planning for American Superconductor until his retirement in 2001. From 1993 to 1995, Mr. Koeppe was acting CEO and chairman of the executive committee of the board of directors of Best Power, Inc., a supplier of uninterruptible power supply equipment. Mr. Koeppe also serves as a director of Incontact (Nasdaq: SAAS), a developer of contact center software. Mr. Koeppe also served as a a director of Distributed Energy Systems Corp., from 2003 to 2010 and also as a member of the Board of Directors at Northern Power Systems from 1998 to until 2003 when Northern was acquired by Distributed Energy Systems Corp. Prior to founding Superconductivity, Inc. Mr. Koeppe worked for Wisconsin Power and Light Company for 15 years in a variety of functions. He has earned a Bachelor’s Degree in Business Administration from Lakeland College and Associate Degrees in Materials Management and Electrical Power Technology.

Mr. Koeppe’s extensive executive, managerial and leadership experience, including many years in the energy services industry, positions him well to serve as a member of our Board of Directors. His business acumen and experience on the boards of directors of numerous companies make him a valuable addition to our Board of Directors.

James H. Ozanne has served in executive and director positions in the financial services industries since 1972.  During this time he has held the positions of Chief Financial Officer, President, Chief Executive Officer and Chairman of several leasing, rental, and consumer finance businesses ranging from full service railcar leasing to general equipment finance and grocery pallet rental.  He was President and Chief Executive Officer of Nation Financial Holdings and its predecessor, US WEST Capital. Prior to that, he served as Executive Vice President of GE Capital responsible for the Consumer Finance and Operating Lease/Asset Management business units. Mr. Ozanne is a director of United Rentals, Inc. (NYSE: URI), the largest equipment rental company in the world, and a director of the Bank of Maine.  Previously, Mr. Ozanne was Lead Independent Director of RSC Holdings Inc., a director of Financial Security Assurance Holdings Ltd. and Distributed Energy Systems Corp., Vice Chairman and director of Fairbanks Capital Corp. and Chairman of Source One Mortgage Corporation. Mr. Ozanne received a Bachelors of Science degree from DePaul University.

Mr. Ozanne brings financial and management expertise to our Board of Directors acquired through his experience as a chief financial officer and as an operating executive. He also possesses valuable director experience from having served on the boards of directors of numerous companies, including in the roles of chairman and lead independent director.

Richard A. Payne served as our Chairman from 2004 to 2008.  In addition to serving as a member of our Board of Directors, Mr. Payne also serves as a director and chairman of the board of ZBB PowerSav Holdings Limited, the entity through which we are executing our China joint venture (our “Hong Kong Holding Company”).  Mr. Payne is the principal of Richard Payne & Associates and is a commercial lawyer who has practiced as a corporate and commercial attorney in Australia since 1982. Mr. Payne has been a director of the Broome International Airport Group of companies since 2001. Richard Payne & Associates acted as a legal adviser to the Company and its predecessor in Australia between 1993 and 2005. Mr. Payne received a Bachelor of Jurisprudence (Hons) and a Bachelor of Law degrees from the University of Western Australia. Mr. Payne’s longstanding quality service as a member of our Board of Directors, as well as his significant experience serving on the boards of directors of other companies and legal expertise, make him a valuable member of our Board of Directors.  In addition, his residence in Australia and experience with transactions in Asia uniquely qualify him to serve as chairman of our Hong Kong Holding Company.

Jeffrey A. Reichard joined the Company in January 2011 as Vice President of Electronics Development and was promoted to Chief Technology Officer in September 2012. Mr. Reichard founded Tier Electronics, LLC in June 2003 and currently serves as its President. Tier Electronics specializes in power converters and conversion systems for alternative energy and power quality applications and operates as a wholly-owned subsidiary of the Company.  From June 2000 to June 2002, Mr. Reichard served as Vice President of R&D at American Superconductor Corp. (Nasdaq: AMSC), an electricity solutions company.  Mr. Reichard founded Integrated Electronics in March 1996, and rapidly grew the company by developing products at the leading edge of innovation, and offered significant price and performance advantages. Acquired by American Superconductor in 2000, Integrated Electronics developed the converter that became the standard for AMSC’s power quality products. Mr. Reichard earned a Bachelors of Science degree in Electrical Engineering from Marquette University.

Mr. Reichard is a well-known expert and visionary in the area of power electronics design.  With his significant knowledge and experience in the power electronics industry, he provides the Board of Directors with keen insight into the business and product opportunities afforded by this important market.

Information Concerning Executive Officers

Set forth below is background information relating to our executive officers:

Name	Age	Position
Eric C. Apfelbach	51	President and Chief Executive Officer
Charles W. Stankiewicz	53	Chief Operating Officer
William C. Hogoboom	58	Chief Financial Officer and Secretary
Daniel A. Nordloh	46	Executive Vice President of Global Business Development
Jeffrey A. Reichard	54	Chief Technology Officer
Kevin A. Dennis	49	Vice President of Engineering and Product Development
Anthony J. Siebert	43	Vice President of Sales and Product Marketing

Eric C. Apfelbach is discussed above under Information Concerning Directors and Nominees for Director.

Charles W. Stankiewicz is discussed above under Information Concerning Directors and Nominees for Director.

William C. Hogoboom joined the Company in September 2009 and was appointed Secretary, Controller, and Director of Finance in March 2010 before being appointed Chief Financial Officer in November 2010. From 1996 to 2001, he was CFO of Superconductivity, Inc. and the Wisconsin division of American Superconductor Corp., and from 2001 to 2010 he was the CFO for several privately held high-technology companies including Imago Scientific Instruments Corp. and Spectrocon International LLC. Mr. Hogoboom was formerly audit partner at Smith & Gesteland, LLP and audit manager at Ernst & Young. Mr. Hogoboom holds a Bachelors Degree in Accounting from the University of Wisconsin-Madison and is a Certified Public Accountant. He is a member of the American Institute of Certified Public Accountants (AICPA) and the Wisconsin Institute of Certified Public Accountants (WICPA).

Daniel A. Nordloh joined the Company as Vice President of Sales, Marketing and Business Development in April 2010 and was appointed Executive Vice President of Global Business Development in May 2010.  From August 2007 to April 2010 Mr. Nordloh served as Principle of Synapse Junction, LLC a boutique advisory practice founded in 2007 to assist early stage and established companies with effective growth planning and execution initiatives. In his role at Synapse, Mr. Nordloh served in numerous leadership roles, including interim President and CEO of a technology company on behalf of a private equity group. From August 2005 to August 2007 Mr. Nordloh served as President and CEO of Naviant, Inc. (formerly MTM International), a consulting and technology firm. Mr. Nordloh serves on the Board of Directors of Standard Imaging Inc., and previously served a President of the Board of the not-for-profit Family Support & Resource Center. He earned an MBA from the University of Wisconsin-Milwaukee and a BS degree in Behavioral Sciences from Eastern Kentucky University.

Jeffrey A. Reichard is discussed above under Information Concerning Directors and Nominees for Director.

Kevin A. Dennis joined the Company as Vice President of Marketing and Sales in January 2008 and was appointed Vice President of Engineering and Product Development in 2010. Mr. Dennis has extensive expertise in the utility and renewable energy markets having held various engineering, sales and senior management roles with ABB (NYSE:ABB), a power and automation technologies company, most recently as Director, Advanced Power Electronics – North America. He also spent four years as both the sales and engineering manager for Omnion Power Engineering Corporation, a manufacturer of power electronics systems for advanced energy systems. His early career also includes five years as a design engineer with American Electric Power Service Corporation (AEP). He holds a Bachelors of Science degree in Electrical Engineering from Michigan Technological University, is a registered professional engineer in the States of Wisconsin and California and is a member of the IEEE (Power Electronics Group). He participated as an industry representative in the working group for the development of Underwriters Laboratory standard, UL 741, for utility grid connected power converters. He also participates in various renewable energy and energy storage organizations.

Anthony J. Siebert joined the Company as Vice President of Sales and Product Marketing in August 2012.  Mr. Siebert has more than 20 years of experience in sales and engineering in the utility and industrial industries.  Prior to joining the Company, Mr. Siebert held several position at American Superconductor Corporation (Nasdaq: AMSC), an electricity solutions company, including from 2004 through August 2012, Managing Director of Grid Sales.  From 1990 to 2004, Mr. Siebert held several engineering and sales positions with ABB (NYSE:ABB), a power and automation technologies company. He holds a Bachelors of Science degree in Electrical Engineering Technology from Milwaukee School of Engineering and is a member of the IEEE (Power Electronics Group) and CIGRE.

Corporate Governance Principles And Board Matters

Board Independence

The Board of Directors has determined that each of Paul F. Koeppe, Richard A. Payne, Richard A. Abdoo, and Manfred E. Birnbaum is an independent director within the meaning of the director independence standards of the NYSE MKT (“NYSE MKT”). Furthermore, the Board of Directors has determined that all of the members of the Audit Committee, Compensation Committee and Nominating/Governance Committee are independent within the meaning of the director independence standards of NYSE MKT and the rules of the SEC applicable to each such committee.

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally held following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any non-independent directors and are led by the chairman of the Board of Directors, who is independent. The independent directors of the Board of Directors met in executive session six times in fiscal 2012.

Board Leadership Structure

The Board of Directors has an independent chairman, meaning that the positions of chairman of the Board of Directors and Chief Executive Officer are not held by a single individual. The Board of Directors believes that having an independent chairman ensures that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of the Company.

Policies Regarding Director Nominations

Director Qualifications

The Nominating/Governance Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and the current composition and needs of the Board of Directors.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term shareholder interests, personal integrity and sound business judgment. The Board of Directors seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our shareholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Nominating/Governance Committee does not have a formal policy concerning the diversity of the Board of Directors.  All candidates for director nominee must have time available to devote to the activities of the Board of Directors. The Nominating/Governance Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominees who do not meet all of these criteria may still be considered for nomination to the Board of Directors, if the Nominating/Governance Committee believes that the candidate will make an exceptional contribution to us and our shareholders.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for selecting its own members.  The Board of Directors delegates the selection process to the Nominating/Governance Committee, with the expectation that other members of the Board of Directors, and of management, may be requested to take part in the process as appropriate. Generally, the Nominating/Governance Committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by other directors or shareholders or through such other methods as the Nominating/Governance Committee deems appropriate. Once candidates have been identified, the Nominating/Governance Committee confirms that the candidates meet the qualifications for director nominees established by the Nominating/Governance Committee. The Nominating/Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the Nominating/Governance Committee deems to be helpful in the evaluation process. The Nominating/Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Nominating/Governance Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors.

Policy for Recommendation of Director Nominees by Shareholders

The policy of the Nominating/Governance Committee is to consider properly submitted shareholder recommendations for director candidates in accordance with our Policies Regarding Recommendation of Director Candidates. Under our policy, recommendations for director candidates other than those made by the Board of Directors or the Nominating/Governance Committee must be made pursuant to timely notice in proper written form to the secretary of ZBB Energy. To be timely, a shareholder’s recommendation of a candidate for election to the board at an annual meeting of shareholders, together with the written consent of such person to serve as a director, must be received by the secretary of ZBB Energy not more than 120 days before the date our proxy statement was released to shareholders in connection with the previous year’s annual meeting. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination and include:

●
the name and address of the shareholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate;
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

●
the class and number of shares of our stock that are owned beneficially and of record by the shareholder and, if applicable, the beneficial owner, including the holding period for such shares as of the date of the recommendation;

●	full biographical information concerning the director candidate, including a statement about the director’s qualifications;

●
all other information regarding each director candidate proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

●	description of all arrangements or understandings among the shareholder and the candidate and any other person or persons pursuant to which the recommendation is being made;

●	description of all relationships between the candidate and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding us; and

●
all other information regarding each director candidate proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

Recommendations must be sent to the Chairman of the Nominating/Governance Committee c/o the Secretary, ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051. Once the Nominating/Governance Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board of Directors.  The submission of a recommendation by a shareholder in compliance with these procedures will not guarantee the selection of the shareholder’s candidate or the inclusion of the candidate in the proxy statement for the annual meeting.  A shareholder wishing to formally nominate a candidate (as opposed to recommending a candidate for nomination by the Board as described above) must do so by following the procedures set forth in our Amended and Restated By-laws (“Bylaws”).

Policy Governing Director Attendance at Annual Meetings of Shareholders

Our policy is to schedule a regular meeting of the Board of Directors on the same date as our annual meeting of shareholders and, accordingly, directors are encouraged to be present at such shareholder meetings. All of our then-current board members attended the 2011 annual meeting of shareholders, other than Richard Payne who resides in Australia.

Code of Ethics

Our Board of directors adopted a Code of Business Conduct. The Code of Business Conduct, in accordance with Section 406 of the Sarbanes Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our Code of Ethics. The Code of Business Conduct codifies the business and ethical principles that govern our business.

The Code of Business Conduct is designed, among other things, to deter wrongdoing and to promote:

●	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	Compliance with applicable governmental laws, rules and regulations;

●	The prompt internal reporting violations of the ethics code to an appropriate person or persons identified in the code of ethics; and

●	Accountability for adherence to the Code.

Our Code of Business Conduct has historically been posted and is available on our website at www.zbbenergy.com. Additionally, this Code of Business Conduct provided to all directors, officers and all other personnel upon joining the Company, and thereafter from time-to-time to any person, upon request, and without charge.  A copy may also be obtained, free of charge, from us upon a request directed to ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the code of ethics by posting such information on our website available at www.zbbenergy.com or in our public filings with the SEC.

For more corporate governance information, you are invited to access the Corporate Governance section of our website available at www.zbbenergy.com.

The Board of Directors and Its Committees

Board of Directors

Our Bylaws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board and that the Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors to eliminate any vacancies. The number of directors currently fixed by our Board of Directors is eight.

The Board of Directors has standing audit, compensation, and nominating/governance committees. The Board of Directors held 4 regular and special meetings during fiscal 2012.  Each director except for Mr. Payne who resides in Australia attended at least 75% of the full board meetings and meetings of committees on which each served in the same period. The Board of Directors and each standing committee retains the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by the Board of Directors. A copy of each committee charter is available at www.zbbenergy.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as each committee determines.

The following table sets forth the current members of each standing committee of the Board:

Audit:	Paul F. Koeppe (Chairman)
Richard A. Abdoo
Manfred E. Birnbaum
James H. Ozanne

Compensation:	Manfred E. Birnbaum (Chairman)
Richard A. Abdoo
Paul F. Koeppe
James H. Ozanne

Nominating/Governance:	Richard A. Abdoo (Chairman)
Manfred E. Birnbaum
Paul F. Koeppe
James H. Ozanne

Committees

The Audit Committee (1) reviews, monitors and reports to the Board of Directors on the adequacy of the Company’s financial reporting process and system of internal controls over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) provides the audit committee report for inclusion in our proxy statement for our annual meeting of shareholders and (4) establishes procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.  The Audit Committee is required at all times to be composed exclusively of directors who, in the opinion of our Board of Directors, are free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles. We believe that all the members of the Audit Committee are independent directors as required by the listing requirements for the NYSE MKT. Our Board of Directors has determined that Mr. Koeppe qualifies as an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K.  The Audit Committee met seven times during fiscal 2012.

The Compensation Committee (1) discharges the responsibilities of the Board of Directors relating to the compensation of our directors and executive officers, including approving individual executive officer compensation, (2) review and recommend to the Board of Directors compensation plans, policies and programs , (3) administers and implements the Company’s incentive compensation plans and equity-based plans, and (4) provides the compensation committee report for inclusion in our proxy statement for our annual meeting of shareholders.  The Compensation Committee met five times during fiscal 2012.

The Nominating/Governance Committee (1) recommends to the Board of Directors persons to serve as members of the Board of Directors and as members of and chairpersons for the committees of the Board of Directors, (2) considers the recommendation of candidates to serve as directors submitted from the shareholders of the Company, (3) assists the Board of Directors in evaluating the performance of the Board of Directors and the Board committees, (4) advises the Board of Directors regarding the appropriate board leadership structure for the Company, (5) reviews and makes recommendations to the Board of Directors on corporate governance and (6) reviews the size and composition of the Board of Directors and recommends to the Board of Directors any changes it deems advisable.  The composition of the Board of Directors should encompass a broad range of skills, expertise, industry knowledge and diversity of opinion.  The Nominating/Governance Committee met five times during fiscal 2012.

Shareholder Communications with the Board

Shareholders wishing to communicate with members of the Board of Directors may direct correspondence to such individuals c/o Will Hogoboom, Secretary, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051.

All communications received in accordance with these procedures will be reviewed by the Secretary of the Company and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient.  Examples of shareholder communications that would be considered improper for submission include, without limitation, communications that:

●	do not relate to the business or affairs of the Corporation or the functioning or constitution of the Board of Directors or any of its committees;

●	relate to routine or insignificant matters that do not warrant the attention of the Board of Directors;

●	are advertisements or other commercial solicitations;

●	are frivolous or offensive; or

●	are otherwise not appropriate for delivery to directors.

Role of the Board of Directors in Risk Oversight

The Board of Directors administers its risk oversight function directly and through the Audit Committee. The Board of Directors and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

Audit Committee Report

The Audit Committee of the Company has:

●	reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2012 with management;

●	discussed with Baker Tilly, our independent auditors, the matters required to be discussed by PCAOB Auditing Standards AU 380, Communication with Audit Committees;

●	received the written disclosures and the letter from Baker Tilly required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees; and

●	discussed with Baker Tilly the auditors’ independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended June 30, 2012.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:
Paul F. Koeppe, Chairman
Richard A. Abdoo
Manfred E. Birnbaum
James H. Ozanne

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table For 2012

The following table represents summary information regarding the compensation of each of Eric C. Apfelbach, our President and Chief Executive Officer, Charles Stankiewicz, our Chief Operating Officer, and Daniel Nordloh, our Executive Vice President of Global Business Development (the “named executive officers”), for fiscal 2012 and fiscal 2011.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Eric C. Apfelbach	2012	271,514	350,000	78,079	25,660	725,253
Chief Executive Officer	2011	218,990	278,500	-	42,584	540,074

Charles W. Stankiewicz (4)	2012	145,385	-	203,940	7,200	356,525
Chief Operating Officer

Daniel A. Nordloh	2012	212,039	-	32,348	11,220	255,607
Executive Vice President of	2011	163,577	-	14,493	9,540	187,610
Global Business Development

______________

(1)
The amounts shown in this column indicate the full grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(2)
The amounts shown in this column indicate the full grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(3)
The amounts set forth in this column consisted of (i) disability insurance reimbursement, (ii) health insurance payments, (iii) matching contributions to our 401(k) Plan, and (iv) car allowance and commuting expense reimbursement as follows:

	Year	Disability Insurance ($)	Health Insurance ($)	Matching Contribution to 401(k) Plan ($)	Car Allowance / Commuting Expense Reimbursement ($)	Total ($)
Eric C. Apfelbach	2012	6,768	5,400	3,000	10,492	25,660
	2011	22,192	10,800	3,000	6,592	42,584
Charles W. Stankiewicz	2012	-	-	-	7,200	7,200
Daniel A. Nordloh	2012	-	-	3,000	8,220	11,220
	2011	-	-	3,000	6,540	9,540

(4)	Mr. Stankiewicz joined the Company in November 2011.

Outstanding Equity Awards at June 30, 2012

The following table presents information about unexercised options that were held by the named executive officers as of June 30, 2012

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Eric C. Apfelbach	100,000	-	200,000 (2)	0.87	08/09/19	183,333 (3)	73,333	500,000 (4)	200,000
	50,000	-	-	0.49	06/30/18
	322,222	77,778 (5)	-	1.33	01/07/18
	50,000	-	-	1.33	06/30/15
	50,000	-	-	1.33	12/31/15
Charles W. Stankiewcz	-	400,000 (6)	-	0.79	11/09/19	-	-	-	-
	-	-	100,000 (7)	0.79	11/09/19
Daniel A. Nordloh	-	40,000 (8)	-	0.76	01/11/20
	-	25,000 (9)	25,000 (10)	0.91	08/29/19
	66,667	33,333 (11)	-	0.75	04/29/18

__________

(1)	Represents shares underlying restricted stock unit awards. Market value is based on the closing price of our common stock on June 29, 2012 ($0.40).

(2)	Subject to the achievement of certain performance vesting conditions, these options will vest and become exercisable in full on September 30, 2012.

(3)	50,000 of these shares vest in two equal annual installments beginning November 10, 2012 and 133,333 of these shares vest in two equal annual installments beginning May 6, 2013.

(4)	Reflects the unvested portion of a restricted stock unit grant which vests in full on September 30, 2012 subject to the achievement of certain performance vesting conditions.

(5)	Reflects the unvested portion of an option grant which vests in equal monthly installments through January 2013.

(6)
Reflects the unvested portion of an option grant which vests over three years with the first one-third vesting on November 9, 2012 and the remaining two-thirds vesting in 24 equal monthly installments beginning on December 9, 2012.

(7)	Subject to the achievement of certain performance vesting conditions, these options will vest and become exercisable in two equal installments on September 30, 2012 and June 30, 2013, respectively.

(8)	Reflects the unvested portion of an option grant which vests in three equal annual installments beginning January 11, 2013.

(9)	Reflects the unvested portion of an option grant which vests in three equal annual installments beginning August 29, 2012.

(10)	Subject to the achievement of certain performance vesting conditions, these options will vest and become exercisable in three equal annual installments beginning August 29, 2012.

(11)	Reflects the unvested portion of an option grant which vests in full on April 29, 2013.

Employment Agreements

On January 7, 2010, Eric C. Apfelbach entered into an employment agreement with us to act as our President and Chief Executive Officer which provides for a minimum base salary of $250,000. Pursuant to the employment agreement, in January 2010 Mr. Apfelbach was awarded two inducement option grants to purchase a total of 500,000 shares of common stock.  The first covered 400,000 shares and provided for vesting as follows: one-third on grant and the balance in 24 monthly installments beginning on January 31, 2011 and ending on December 31, 2012.  The second grant covered 100,000 shares and vested in two equal installments on June 30, 2010 and December 31, 2010 based on the achievement of certain performance vesting conditions for the six month periods then ended.  The per share exercise price of the inducement options is $1.33 which was the closing price of our common stock on the NYSE MKT on January 7, 2010.

If we terminate Mr. Apfelbach’s employment agreement for any reason other than for cause, Mr. Apfelbach terminates his employment for Good Reason (as defined in the employment agreement), or he dies, we must pay him a severance payment in an amount equal to six months of his annual base salary as then in effect, and he is entitled to certain benefits under COBRA.  Furthermore, Mr. Apfelbach will forfeit any options that have not vested at the time of termination for any reason, except that upon a change of control, his death, or his Disability (as defined in the employment agreement), the options shall become immediately exercisable and fully vested.

On October 24, 2011, Charles W. Stankiewicz entered into an employment agreement with us as Executive Vice President of Operations and as a member of our Board of Directors which provides for a minimum base salary of $225,000. Pursuant to the employment agreement, in November 2011 Mr. Stankiewicz was awarded two inducement option grants to purchase a total of 500,000 shares of common stock.  The first covered 400,000 shares and provided for vesting as follows: one-third on each of the first, second and third anniversaries of November 9, 2011.  The second grant covered 100,000 shares and vests in two equal installments on September 30, 2012 and June 30, 2013 based on the achievement of certain performance vesting conditions.  The per share exercise price of the options is $0.79 which was the closing price of our common stock on the NYSE MKT on November 9, 2011.

If we terminate Mr. Stankiewicz’s employment agreement for any reason other than for Cause or Disability (each as defined in the employment agreement), Mr. Apfelbach terminates his employment for Good Reason (as defined in the employment agreement), or he dies, we must pay him a severance payment in an amount equal to four months of his annual base salary as then in effect, and he is entitled to certain benefits under COBRA.  If his employment agreement is terminated for Disability, Mr. Stankiewicz will be entitled to a severance payment in an amount equal to his annual base salary as then in effect from the date of termination through the date on which his benefits under the long-term disability policy begin, but in no event longer than 90 days.  Furthermore, Mr. Stankiewicz will forfeit any options that have not vested at the time of termination for any reason, except that upon a change of control, his death, or his Disability, the options shall become immediately exercisable and fully vested.

On April 29, 2010, Daniel A. Nordloh entered into an employment agreement with us.  As subsequently amended, Mr. Nordloh’s employment agreement provides that he will serve as our Executive Vice President of Global Business Development with a minimum base salary of $180,000. Pursuant to the employment agreement, in April 2010 Mr. Nordloh was awarded an option to purchase 100,000 shares of common stock.  The per share exercise price of the options is $0.75 which was the closing price of our common stock on the NYSE MKT on April 29, 2010.

If we terminate Mr. Nordloh’s employment agreement for any reason other than for Cause or Disability (each as defined in the employment agreement), Mr. Nordloh terminates his employment for Good Reason (as defined in the employment agreement), or he dies, we must pay him a severance payment in an amount equal to three months of his annual base salary as then in effect, and he is entitled to certain benefits under COBRA.  If his employment agreement is terminated for Disability, Mr. Nordloh will be entitled to a severance payment in an amount equal to his annual base salary as then in effect from the date of termination through the date on which his benefits under the long-term disability policy begin, but in no event longer than 90 days.

As a condition of these employment agreements, Mr. Apfelbach, Mr. Stankiewicz and Mr. Nordloh each entered into a restrictive covenant agreement with the Company. The restrictive covenant agreement contains, among other terms, covenants prohibiting him from competing with the Company during his employment and at any time during the 24 months following termination for any reason and a requirement for him to keep all confidential information of the Company strictly confidential during his employment and for a period of 24 months after termination of employment.

Director Compensation

2010 Compensation Policy for Non-Employee Directors

On November 10, 2010 the Board of Directors adopted the following compensation policy for members of the Board of Directors who are not officers or employees of the Company (“non-employee directors”):

●	An annual retainer in the amount of $72,000, to be awarded as described below.

●
In addition, an annual Chairman’s retainer in the following amounts, to be awarded as described below: $30,000 for the Chairman of the Board; $12,000 for the Chairman of the Audit Committee and for the Chairman of the Compensation Committee; and $8,000 for the Chairman of the Nominating/Governance Committee.

●
The total amounts determined above for a non-employee director for a year will is awarded as of the date of the annual meeting of shareholders of the Company (the “Annual Meeting”) in the form of restricted stock units (“RSUs”) under the Company’s 2010 Omnibus Long-Term Incentive Plan (or any successor plan thereto) (the “Stock Plan”).   The RSUs have the following terms and conditions: (A) the number of RSUs is be determined by dividing the dollar amount of the award by the closing price of the Company’s common stock on the first business day preceding the Annual Meeting, rounded up to the next whole share; (B) 25% of the RSUs vest on the date of grant, and the remaining RSUs vest 25% each on March 31, June 30 and September 30 following the Annual Meeting, provided the non-employee director remains in continuous service with the Board of Directors through the applicable vesting date; (C) the RSUs vest earlier in the event of a “Change in Control” of the Company (as defined in the Stock Plan); (D) vested RSUs are payable upon the earlier of (x) the date that is six months after the non-employee director “separates from service” with the Board of Directors (within the meaning of Section 409A of the Internal Revenue Code) or (y) the date of a Change in Control; and (E) vested RSUs are payable in the form of one share of common stock of the Company for each vested RSU then payable; and (F) the RSUs are otherwise subject to the terms of the Stock Plan (including section 8(j) thereof regarding treatment of dividends).

●
In addition, an annual committee membership fee in the amount of $6,000 for each board committee on which the non-employee director serves, payable in cash quarterly in arrears, provided the non-employee director remains in continuous service with the Board of Directors through each applicable payment date.

In connection with his initial appointment to the Board of Directors in November 2011, Mr. Ozanne received an initial option grant to purchase 75,000 shares of Common Stock.

An employee of the Company who serves as a director receives no additional compensation for such service.

Non-Employee Director Compensation in 2012

The following table provides compensation information for the one-year period ended June 30, 2012 for each non-employee member of our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(3)	Option Awards ($)(2)(3)	Total ($)
Richard A. Abdoo	18,000	80,000	-	98,000
Manfred E. Birnbaum	18,000	84,000	-	102,000
Paul F. Koeppe	18,000	114,000	-	132,000
James H. Ozanne	13,500	72,000	32,951	118,451
Richard A. Payne	4,748	72,000	-	76,748

__________

(1)
The amounts shown in this column indicate the full grant date fair value of restricted stock unit awards computed in accordance with FASB ASC Topic 718. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors.

(2)
The amounts shown in this column indicate the full grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors.

(3)	The aggregate number of restricted stock unit awards and option awards outstanding on June 30, 2012 and held by each non-employee director was as follows:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Restricted Stock Unit Awards
Richard A. Abdoo	75,000	369,697
Manfred E. Birnbaum	150,000	370,000
Paul F. Koeppe	275,000	503,870
James H. Ozanne	75,000	93,506
Richard A. Payne	150,000	296,363

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plan under which our equity securities are authorized for issuance to our employees and/or directors: the 2010 Omnibus Long-Term Incentive Plan.  We also maintain the following three equity compensation plans, which are frozen and under which no new grants will be made: the 2002 Stock Option Plan, the Employee Stock Option Scheme, and the 2007 Equity Incentive Plan.  Each of the foregoing equity compensation plans was approved by our shareholders.  The following table presents information about these plans as of June 30, 2012.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities outstanding)
Equity compensation plans approved by security holders	4,937,500	(1)	$1.04	(2)	728,803	(3)
Equity compensation plans not approved by security holders	1,750,000	(4)(5)	$1.10		None
Total	6,687,500		$1.05		728,803

__________

(1)	Includes 2,448,436 outstanding restricted stock units under plans approved by our security holders.

(2)	Does not reflect restricted stock units included in the first column that do not have an exercise price.

(3)	Represents shares available for issuance under our 2010 Omnibus Long-term Incentive Plan.

(4)
Consists of inducement option grants awarded to Mr. Apfelbach in connection with his hiring in January 2010, members of management of Tier Electronics LLC in connection with its acquisition in January 2011 and Mr. Stankiewicz in connection with his hiring in November 2011.  The material terms of Mr. Apfelbach’s inducement option grants are described above under EXECUTIVE AND DIRECTOR COMPENSATION – EMPLOYMENT AGREEMENTS. The material terms of  the inducement option grants made in connection with the Tier acquisition are described in footnote 5 below. The material terms of Mr. Stankiewicz’s inducement option grants are described above under EXECUTIVE AND DIRECTOR COMPENSATION - EMPLOYMENT AGREEMENTS.

(5)
In connection with the Asset Purchase Agreement dated January 21, 2011 (the “Purchase Agreement”) under which our subsidiary Tier Electronics LLC (“Tier”) acquired substantially all of the net assets of TE Holdings LLC (formerly Tier Electronics, LLC) (“Seller”) used in connection with Seller’s business of developing, manufacturing, marketing and selling power electronics products for and to original equipment manufacturers in various industries and the employment agreements entered into with Mr. Reichard and Ms. Reichard in connection therewith, we awarded inducement options to purchase a total of 750,000 shares of our common stock to Mr. Reichard and two other employees of Seller.  Mr. Reichard was awarded a total of 650,000 of these options, of which (1) 140,000 vested on December 31, 2011, (2) 280,000 will vest in two equal annual installments beginning on December 31, 2012 based on Tier’s achievement of certain performance targets and subject to Mr. Reichard’s continued employment with us and (2) the remaining 230,000 of which vest in three equal annual installments beginning on January 21, 2011 subject to Mr. Reichard’s continued employment with us.  The remaining 100,000 options vest in three equal annual installments beginning on January 21, 2011 subject to the grantees’ continued employment with us.  The per share exercise price of the inducement options is $1.15, which was the closing price of our common stock on the NYSE MKT on January 21, 2011.

PROPOSAL 2 —APPROVAL OF 2010 OMNIBUS INCENTIVE COMPENSATION PLAN AMENDMENT

General

On August 26, 2010, our Board of Directors adopted the 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”).  As of September 10, 2012, approximately 516,220 shares remained available for issuance under the Omnibus Plan.  Our Board of Directors has determined that this remaining amount is insufficient to meet the Company’s equity compensation requirements.

On September 6, 2012, Board of Directors approved the amendment of the Omnibus Plan described in this proposal (the “Omnibus Plan Amendment”), subject to shareholder approval. If approved by the shareholders, the Omnibus Plan Amendment will increase, the number of shares of the Company’s common stock available for issuance under the Omnibus Plan by 4,500,000 shares.

A copy of the Omnibus Plan Amendment is attached as Appendix A to this Proxy Statement.  The material terms of the Omnibus Plan, assuming the approval of the Omnibus Plan Amendment, are summarized below under the heading “Material Features of the Omnibus Plan.”  This summary of the Omnibus Plan is not intended to be a complete description of the Omnibus Plan and is qualified in its entirety by the actual text of the Omnibus Plan, which is attached as Appendix A to the Company’s proxy statement for the Company’s 2010 Annual Meeting, filed with the SEC on September 24, 2010.

Reasons for the Amendment

The purpose of the Omnibus Plan Amendment is to provide the Company with sufficient flexibility to continue to use the Omnibus Plan to further the Company’s compensation philosophy and programs.  Our Board of Directors believes that the interests of the Company and its shareholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct ownership interest in operations and future success of the Company.  In addition, the ability to obtain and retain new quality personnel by offering competitive compensation is of great importance to the success of the Company.  However, our Board of Directors has determined that the current number of shares of common stock authorized for issuance under the Omnibus Plan is insufficient for the stated objectives of the Omnibus Plan.  The Omnibus Plan Amendment will increase the number of shares of common stock available for issuance under the Omnibus Plan by 4,500,000 shares.

Material Features of the Omnibus Plan

Administration of the Plan.   Our Board of Directors has such powers and authorities related to the administration of the Omnibus Plan as are consistent with our corporate governance documents and applicable law.  Pursuant to its charter, the Omnibus Plan is administered by the Compensation Committee (the “Administrator”).

Type of awards.   The following types of awards are available for grant under the Omnibus Plan:  Incentive Stock Options (“ISOs”), Non-qualified Stock Options (“NSOs”), Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, cash- or stock-based Performance awards (as defined in the Omnibus Plan) and other stock-based awards.

Number of Authorized Shares.   If shareholders approve the Omnibus Plan Amendment, subject to adjustment (in connection with certain changes in capitalization), the number of shares of our common stock that will be reserved for issuance under the Omnibus Plan will be 8,500,000 shares.  5,000,000 of such shares of our Common Stock available for issuance under the Omnibus Plan shall be available for issuance under ISOs.  The maximum number of each type of award (other than cash-based Performance awards (as defined in the Omnibus Plan)) intended to constitute “performance-based compensation” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”) granted to any grantee in any 36-month period shall not exceed the following: Options: 5,000,000; SARs: 5,000,000; Restricted Stock: 5,000,000; Restricted Stock Units: 5,000,000; and Other Stock-based Performance awards: 5,000,000.

We currently do not anticipate issuing awards in amounts that will cause us to use more than approximately one third of the remaining available shares in any fiscal year.  As a result we anticipate that the number of shares reserved for awards under the Omnibus Plan will be sufficient to cover our equity awards for at least fiscal 2013, 2014 and 2015.

Anticipated awards if Omnibus Plan Amendment is Approved

We cannot currently determine the total benefits or number of shares subject to awards that may be granted in the future under the Omnibus Plan Amendment.

Share Counting.   Shares of our Common Stock underlying any outstanding stock Option or other award granted under our 2007 Equity Incentive Plan or any other predecessor employee Omnibus Plan of the Company that is forfeited, terminated or cancelled for any reason without issuance of such shares shall be available for the grant of new awards under the Omnibus Plan.  If any award under the Omnibus Plan expires, or is terminated, surrendered or forfeited, in whole or in part, or the shares of Common Stock are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligations, the unissued shares of our Common Stock covered by such award shall again be available for the grant of awards under the Omnibus Plan.  If shares of our Common Stock issued pursuant to the Omnibus Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of our Common Stock shall again be available for the grant of awards under the Omnibus Plan.  In addition, in the case of any Substitute award (as defined in the Omnibus Plan), such Substitute award shall not be counted against the number of shares reserved under the Omnibus Plan.

Eligibility and Participation.   Eligibility to participate in the Omnibus Plan is limited to such employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Administrator may determine and designate from time to time.  As of September 10, 2012, approximately 82 employees, seven executive officers, eight directors, five consultants and five advisors would have been eligible to receive awards under the Omnibus Plan.

Stock Options and SARs

    Grant of Options and SARs.      The Administrator may award ISOs, NSOs (each, an “Option”, and together, “Options”), and SARs to grantees under the Omnibus Plan.  SARs may be awarded either in tandem with or as a component of other awards or alone.

    Exercise Price of Options and SARs.   The exercise price per share of an Option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date.  A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (1) the fair market value of one share of our stock on the date of exercise over (2) the grant price of the SAR as determined by the Administrator.  The grant price will be fixed at the fair market value of a share of stock on the date of grant. SARs granted in tandem with an outstanding Option following the grant date of such Option will have a grant price that is equal to the Option’s exercise price; provided, however, that the SAR’s grant price may not be less than the fair market value of a share of stock on the grant date of the SAR.

    Vesting of Options and SARs.   The Administrator will determine the terms and conditions (including any performance requirements) under which an Option or SAR will become exercisable and will include such information in the award agreement.

    Special Limitations on ISOs.   In the case of a grant of an Option intended to qualify as an ISO to a grantee that owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Shareholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date.  Additionally, an Option will constitute an ISO only (1) if the grantee is an employee of the Company or a subsidiary of the Company, (2) to the extent such Option is specifically designated as an ISO in the related award agreement, and (3) to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Omnibus Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

    Exercise of Options and SARs.      An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold).  The Administrator has the discretion to determine the method or methods by which a SAR may be exercised.

    Expiration of Options and SARs.   Options and SARs will expire at such time as the Administrator determines; provided, however, that no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Shareholder, not more than five years from the date of grant.

Restricted Stock and Restricted Stock Units

    Restricted Stock.   At the time a grant of Restricted Stock is made, the Administrator may establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives.  Unless the Administrator otherwise provides in an award agreement, holders of Restricted Stock will have the right to vote such stock and the right to receive any dividends declared or paid with respect to such stock.  The Administrator may provide that any such dividends paid must be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.  All distributions, if any, received by a grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant.

The grantee will be required, to the extent required by applicable law, to purchase the Restricted Stock at a price equal to the greater of (1) the aggregate par value of the shares of stock represented by such Restricted Stock or (2) the price, if any, specified in the award agreement relating to such Restricted Stock.  If specified in the award agreement, the price may be deemed paid by services already rendered.

    Restricted Stock Units.   A Restricted Stock Unit is a bookkeeping entry representing the equivalent of shares of stock awarded to a grantee.  At the time a grant of Restricted Stock Units is made, the Administrator may establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives.  Restricted Stock Units will not confer shareholder rights to grantees. The Administrator may provide that the holder of Restricted Stock Units will be entitled to receive dividend equivalent rights, which may be deemed reinvested in additional Restricted Stock Units.

Cash- and Stock-Based Performance awards

Under the Omnibus Plan the Administrator may grant performance awards under which the grantee’s ability to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Administrator.  The Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may, subject to certain limitations in the case of a Performance award intended to qualify under Section 162(m), exercise its discretion to reduce the amounts payable under any award subject to performance conditions.

We intend that performance awards granted to persons who are designated by the Administrator as likely to be “Covered Employees” within the meaning of Section 162(m) and regulations thereunder will, if so designated by the Administrator, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder.  The grant, exercise and/or settlement of such Performance awards will be contingent upon achievement of pre-established performance goals which will consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criterion.  Performance goals will be objective and will otherwise meet the requirements of Section 162(m) and regulations thereunder.  In addition, the maximum amount of each cash-based Performance award intended to constitute “performance-based compensation” under Section 162(m) granted to a grantee in any 12-month period will not exceed $2,000,000.

One or more of the following business criteria for the Company will be used exclusively by the Administrator in establishing performance goals for such awards: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonuses); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flows or cash flows per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel; and, to the extent permitted by applicable law, any other business criteria as determined by the Administrator.

Other Stock-Based awards

The Administrator may, in its discretion, grant other stock-based awards, consisting of stock units or other awards, valued in whole or in part by reference to, or otherwise based upon, our Common Stock.  The terms of such other stock-based awards will be set forth in the applicable award agreements.

Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Administrator may provide for any one or more of the following in connection with a Change in Control (as defined in the Omnibus Plan):

●
The Administrator may, in its discretion, provide in any award agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the grantee’s Service (as defined in the Omnibus Plan) prior to, upon, or following such Change in Control, to such extent as the Administrator shall determine.

●
In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any grantee, either assume or continue the Company’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; provided, however, that if so determined by the Administrator, in its discretion, an award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the award confers the right to receive, subject to the terms and conditions of the Omnibus Plan and the applicable award agreement, for each share of Stock subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, further, that if such consideration is not solely common stock of the Acquiror, the Administrator may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the award, for each share of Stock subject to the award, to consist solely of common stock of the Acquiror equal in Fair Market Value (as defined in the Omnibus Plan) to the per share consideration received by holders of Stock pursuant to the Change in Control and if any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Administrator may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration; provided, further, that any award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

●
The Administrator may, in its discretion and without the consent of any grantee, determine that, upon the occurrence of a Change in Control, each or any award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Administrator) of Stock subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such award; provided, however, that if any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Administrator may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration and, in the event such determination is made by the Administrator, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to grantees in respect of the vested portions of their canceled awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled awards in accordance with the vesting schedules applicable to such awards.

Deferral Arrangements.   The Administrator may permit or require the deferral of any award payment into a deferred compensation arrangement.

Nontransferability of Awards.   Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Omnibus Plan and no award will be assignable or transferable other than by will or laws of descent and distribution.  If authorized in the award agreement, a grantee may transfer, not for value, all or part of an award (other than an ISO) to certain family members (including trusts and foundations for the benefit thereof).  Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Administrator.

Separation from Service.   The Administrator may provide in the applicable award agreements for actions that will be taken upon a grantee’s Separation from Service (as defined in the Omnibus Plan) from the Company, including but not limited to, accelerated vesting or termination of awards.

Tax Withholding and Tax Offset Payments.   We will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock upon the exercise of an Option or pursuant to an award.

Term of Plan.   The authority to make grants under the Omnibus Plan will terminate on November 10, 2020.

Amendment and Termination.   The Administrator may, at any time and from time to time, amend, suspend, or terminate the Omnibus Plan as to any shares of stock as to which awards have not been made.  An amendment will be contingent on approval of our shareholders to the extent stated by our Administrator, required by applicable law or required by applicable stock exchange listing requirements.  No awards will be made after termination of the Omnibus Plan.  No amendment, suspension, or termination of the Omnibus Plan will, without the consent of the grantee, impair rights or obligations under any award theretofore awarded under the Omnibus Plan.

Federal Income Tax Consequences.   The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the Omnibus Plan.  Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

NSOs and SARs.   No taxable income is reportable when a NSO or SAR is granted.  Upon exercise, generally, the grantee will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price.  Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the grantee if the appropriate holding period under federal tax law is met for such treatment.

ISOs.   No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised).  If the grantee exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss.  If the grantee exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

Restricted Stock and Restricted Stock Units.   A grantee of Restricted Stock or Restricted Stock Units will not have taxable income upon the grant unless, in the case of Restricted Stock, he or she elects to be taxed at that time.  Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

Cash- and Stock-Based Performance awards and Other Stock-Based awards.   Typically, a grantee will not have taxable income upon the grant of cash or stock-based Performance awards or other stock-based awards.  Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the grantee.

Tax Effect for the Company.   We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the Omnibus Plan (for example, upon the exercise of a NSO).  In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

Because we are a public company, special rules limit the deductibility of compensation paid to our CEO and to each of our three most highly compensated executive officers other than our CEO whose compensation is required to be reported annually in our proxy statement.  Under Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million.  The limitation on deductions does not apply, however, to qualified “performance-based compensation.”  Certain awards under the Omnibus Plan, including Options, SARs and cash- and stock-based Performance awards, may constitute qualified performance-based compensation and, as such, would be exempt from the $1 million limitation on deductible compensation.

Vote Required for Approval

The Omnibus Plan Amendment will be approved if the number of votes cast in favor of the Omnibus Plan Amendment exceeds the number of votes cast in opposition of the Omnibus Plan Amendment. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR approval of the Omnibus Plan Amendment.

PROPOSAL 3 —APPROVAL OF 2012 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

On September 6, 2012, our Board of Directors adopted the 2012 Non-employee Director Equity Compensation Plan (the “2012 Director Equity Plan”) subject to the approval of our shareholders.  The Board of Directors has directed that the proposal to approve the 2012 Director Equity Plan be submitted to our shareholders for their approval at the 2012 annual meeting.  If approved by our shareholders, the 2012 Director Equity Plan will become effective upon such approval.

Beginning in fiscal 2010 our non-employee director compensation program was amended so that, other than an annual $6,000 per committee fee paid in cash, our non-employee directors are paid exclusively with equity awards consisting of an initial option grant on joining the Board of Directors and annual restricted stock unit grants.  We did this both to conserve cash and because we believe compensating our non-employee directors primarily with equity compensation helps align the interests of our non-employee directors with those of our shareholders.

The primary intended purpose of the 2012 Director Equity Plan is to issue restricted stock unit awards to our non-employee directors pursuant to our current Director Compensation Policy as described above under “Non-employee Director Compensation.”  However, to provide flexibility to alter our non-employee director compensation program should the Board of Directors determine it is in the best interests of the Company and its shareholders to do so, in addition to these restricted stock unit awards the 2012 Director Equity Plan allows the issuance of other types of awards as discussed below.

If shareholders do not approve the 2012 Director Equity Plan, we will likely modify our non-employee director compensation program so that our non-employee directors are compensated principally with cash since we expect to use the shares available for grant under our 2010 Omnibus Long-term Incentive Plan primarily to make awards to our executives and other key employees.

The material terms of the 2012 Director Equity Plan are summarized below.  This summary of the 2012 Director Equity Plan is not intended to be a complete description of the 2012 Director Equity Plan and is qualified in its entirety by the actual text of the 2012 Director Equity Plan, which is attached as Appendix B to this proxy statement.

Material Features of the 2012 Director Equity Plan

Administration of the Plan.    Our Board of Directors has such powers and authorities related to the administration of the 2012 Director Equity Plan as are consistent with our corporate governance documents and applicable law. The Board of Directors shall have full power and authority to take all actions and to make all determinations required or provided for under the 2012 Director Equity Plan, any award or any award agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the 2012 Director Equity Plan that the Board of Directors deems to be necessary or appropriate to the administration of the plan.

Type of awards.   The following types of awards are available for grant under the 2012 Director Equity Plan:  Restricted Stock Units and any form of Award provided for in the Omnibus Plan.  For information concerning the types of awards that may be made under the 2012 Director Equity Plan, see “Proposal 2-Approval of 2010 Omnibus Long-term Incentive Plan Amendment, Material Features of the Omnibus Plan” above.

Number of Authorized Shares.   Subject to adjustment (in connection with certain changes in capitalization), the number of shares of our common stock currently reserved for issuance under the 2012 Director Equity Plan is 3,500,000.

We currently do not anticipate issuing awards in amounts that will cause us to use more than approximately one third of the remaining available shares in any fiscal year.  As a result we anticipate that the number of shares reserved for awards under the 2012 Director Equity Plan will be sufficient to cover our equity awards to our non-employee directors for at least fiscal 2013, 2014 and 2015.

Share Counting.   If any award under the 2012 Director Equity Plan expires, or is terminated, surrendered or forfeited, in whole or in part, or the shares of Common Stock are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligations, the unissued shares of our Common Stock covered by such award shall again be available for the grant of awards under the 2012 Director Equity Plan.  If shares of our Common Stock issued pursuant to the 2012 Director Equity Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of our Common Stock shall again be available for the grant of awards under the 2012 Director Equity Plan.

Eligibility and Participation.   Eligibility to participate in the 2012 Director Equity Plan is limited to those members of the Board of Directors who are not current employees of the Company or any of its subsidiaries.  As of September 10, 2012, five directors would have been eligible to receive awards under the 2012 Director Equity Plan.

Anticipated awards if 2012 Director Equity Plan is Approved

We cannot currently determine the total benefits or number of shares subject to awards that may be granted in the future under the 2012 Director Equity Plan.  However, as discussed above under “Non-employee Director Compensation” and in accordance with our Director Compensation Policy, if the 2012 Director Equity Plan is approved by the shareholders we anticipate that on the date of the annual meeting our non-employee directors will receive restricted stock units as indicated in the following table:

New Plan Benefits
RSUs Anticipated to be Awarded at 2012 Annual Meeting (1)
1,171,429

__________

(1)	Based on an assumed closing price of common stock equal to $0.35 per share, which was the closing price of our common stock on September 10, 2012.

Federal Income Tax Consequences.  For information concerning the federal income tax consequences associated with awards that may be made under the 2012 Director Equity Plan, see “Proposal 2-Approval of 2010 Omnibus Long-term Incentive Plan Amendment, Federal Income Tax Consequences Plan” above.

Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board of Directors may provide for any one or more of the following in connection with a Change in Control (as defined in the Omnibus Plan):

●
The Board of Directors may, in its discretion, provide in any award agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the grantee’s Service (as defined in the Omnibus Plan) prior to, upon, or following such Change in Control, to such extent as the Board of Directors shall determine.

●
In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any grantee, either assume or continue the Company’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; provided, however, that if so determined by the Board of Directors, in its discretion, an award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the award confers the right to receive, subject to the terms and conditions of the 2012 Director Equity Plan and the applicable award agreement, for each share of Stock subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, further, that if such consideration is not solely common stock of the Acquiror, the Board of Directors may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the award, for each share of Stock subject to the award, to consist solely of common stock of the Acquiror equal in Fair Market Value (as defined in the Omnibus Plan) to the per share consideration received by holders of Stock pursuant to the Change in Control and if any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board of Directors may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board of Directors’ good faith estimate of the present value of the probable future payment of such consideration; provided, further, that any award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

●
The Board of Directors may, in its discretion and without the consent of any grantee, determine that, upon the occurrence of a Change in Control, each or any award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board of Directors) of Stock subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such award; provided, however, that if any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board of Directors may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board of Directors’ good faith estimate of the present value of the probable future payment of such consideration and, in the event such determination is made by the Board of Directors, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to grantees in respect of the vested portions of their canceled awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled awards in accordance with the vesting schedules applicable to such awards.

Deferral Arrangements.   The Board of Directors may permit or require the deferral of any award payment into a deferred compensation arrangement.

Nontransferability of Awards.   Generally, during the lifetime of a grantee, only the grantee may exercise rights under the 2012 Director Equity Plan and no award will be assignable or transferable other than by will or laws of descent and distribution.  If authorized in the award agreement, a grantee may transfer, not for value, all or part of an award (other than an ISO) to certain family members (including trusts and foundations for the benefit thereof).  Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board of Directors.

Separation from Service.   The Board of Directors may provide in the applicable award agreements for actions that will be taken upon a grantee’s Separation from Service (as defined in the Omnibus Plan) from the Company, including but not limited to, accelerated vesting or termination of awards.

Tax Withholding and Tax Offset Payments.   We will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock upon the exercise of an Option or pursuant to an award.

Term of Plan.   The authority to make grants under the 2012 Director Equity Plan will terminate on the date that is ten years after the effective date of the 2012 Director Equity Plan.

Vote Required for Approval

The 2012 Director Equity Plan will be approved if the number of votes cast in favor of the 2012 Director Equity Plan exceeds the number of votes cast in opposition of the 2012 Director Equity Plan. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR approval of the 2012 Director Equity Plan.

PROPOSAL 4—APPROVAL OF A SERIES OF PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO IMPLEMENT A REVERSE STOCK SPLIT

General

On September 6, 2012, our Board of Directors approved a series of amendments to the Company’s Articles of Incorporation to affect a reverse stock split of our common stock at a ratio of 1:5, 1:10 or 1:15, subject to shareholder approval and further Board of Directors’ discretion whether to implement a reverse stock split and at which of the three proposed split ratios to do so.  Proposed amendments to our Articles of Incorporation to affect a reverse stock split at a ratio of 1:5, 1:10 and 1:15 (the “Proposed Amendments”) are attached as Appendices C-1, C-2 and C-3 to this Proxy Statement (the “reverse stock split proposal”).  Under the Proposed Amendments, each outstanding five, ten or fifteen shares of our common stock would be combined and converted into one share of common stock. The effectiveness of one of the Proposed Amendments and the abandonment of the other Proposed Amendments, or the abandonment of  all of the Proposed Amendments, will be determined by the Board of Directors in its discretion pursuant to the Wisconsin Business Corporation Law following the 2012 Annual Meeting.  If the reverse stock split proposal is approved by our shareholders and the Board of Directors determines to affect a reverse stock split by filing one of the Proposed Amendments with the Department of Financial Institutions of the State of Wisconsin, all other Proposed Amendments will be abandoned  The reverse stock split should not have any economic effect on our shareholders, debt holders or holders of options, except to the extent the reverse stock split would result in fractional shares, as discussed further below.

Reasons for the Reverse Stock Split

Our common stock is currently listed on NYSE MKT (symbol: ZBB). However, pursuant to Section 1003(f)(v) of the NYSE MKT Company Guide (the “low stock price rule”), in the event that NYSE MKT determines that our common stock has been trading at a low price per share for a substantial period of time and we do not effect a reverse stock split within a reasonable time after being notified that NYSE MKT deems a reverse stock split to be appropriate under all the circumstances, our common stock may be delisted.  As of the date of this proxy statement, we have not been notified by NYSE MKT that a reverse stock split is appropriate for the Company.  However, the Board of Directors believes that, given that our common stock has been trading below $1.00 per share over the last year, NYSE MKT may notify the Company that a reverse stock split is necessary in order to remain in compliance with NYSE MKT LLC Company Guide Section 1003(f)(v).

The Board of Directors believes that a reverse stock split would be beneficial for the following reasons:

●
Ensure continued listing on NYSE MKT.  A primary purpose of the reverse stock split would be to reduce the outstanding shares of common stock so that after giving effect to the reverse stock split our common stock trades at a higher price per share than before such split.  We expect that the reverse stock split would cause our common stock to trade at a significantly higher price per share such that NYSE MKT would not delist our common stock pursuant to the low stock price rule.

●
Increase the price of our common stock to a level more attractive to investors.  A reverse stock split could make our common stock more attractive to a broader range of investors, including professional investors, institutional investors and the general investing public.  Many institutional investors and brokerage houses have internal policies and practices prohibiting them from making investments in lower priced securities.  Such institutional investors or brokerage houses may also be reluctant to recommend lower priced stock to their clients. The Board of Directors believes that the anticipated increased stock price resulting from the reverse stock split may generate additional interest and trading in our common stock, promote greater liquidity for our shareholders, and possibly result in a broader market for our common stock than the market that currently exists.

●
Increase the available number of authorized shares.  The reverse stock split would also have the effect of increasing the number of authorized shares available for issuance by the Company.  The Board of Directors believes this will benefit the Company by providing it with additional opportunities for raising capital and may also provide additional flexibility for carrying out various corporate purposes which may require the use of additional shares of common stock.

Board Discretion to Implement the Reverse Stock Split

If the shareholders approve this reverse stock split proposal, the Board of Directors would affect a reverse stock split only upon the Board of Directors’ determination that a reverse stock split is in the best interests of the Company and its shareholders at that time. If the Board of Directors were to affect a reverse stock split, the Board of Directors would set the timing for such a split and select one of the three split ratios (1:5, 1:10 or 1:15). No further action on the part of shareholders would be required to either implement or abandon the reverse stock split. If shareholders approve the proposal, and the Board of Directors determines to implement the reverse stock split, we would communicate to the public, prior to the effective date of the reverse split, additional details regarding the reverse split, including the specific ratio the Board of Directors selects. Even if shareholders approve this reverse stock split proposal the Board of Directors may in its discretion determine that implementation of a reverse stock split is not in the best interests of the Company or its shareholders.  In such case, we would not implement a reverse stock split.

Which of the three split ratios to be used in the reverse stock split would be determined by the Board of Directors in its discretion and will depend on the trading price of our common stock at the time of the split among other factors.  The Board of Directors is seeking approval of a reverse split of our common stock at a ratio of 1:5, 1:10 or 1:15 to provide maximum flexibility to achieve the purposes of the reverse stock split.  The table below sets forth the expected effect of the three proposed split ratios on the trading price of our common stock.

Pre-Reverse Split Trading Price	$ 0.35	$ 0.35	$ 0.35
Reverse Split Ratio	5	10	15
Post-Reverse Split Trading Price	$ 1.75	$ 3.50	$ 5.25

Certain Risks Associated with the Reverse Stock Split

Our total market capitalization immediately after the proposed reverse stock split may be lower than immediately before the proposed reverse stock split.

There are numerous factors and contingencies that could affect our stock price following implementation of a reverse stock split, including the status of the market for our stock at the time, our results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of our common stock may not be sustainable at the direct arithmetic result of the reverse stock split.  If the market price of our common stock declines after the reverse stock split, our total market capitalization (the aggregate value of all of our outstanding common stock at the then existing market price) after the split will be lower than before the split.

The reverse stock split may result in some shareholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

A reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis.  Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Effect on Existing Shares of Common Stock

A reverse stock split would affect all of our shareholders uniformly and would not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split results in any shareholders owning a fractional share, as described below.

Effect on Options and Warrants and Shares Reserved for Issuance under Compensation Plans

All outstanding options and warrants to purchase shares of our common stock would be adjusted proportionately as a result of any reverse stock split.  In addition, the number of shares available pursuant to our 2010 Omnibus Long-Term Incentive Plan and any other equity incentive plan, including the 2012 Director Equity Plan (each, a “Compensation Plan”), would be adjusted proportionately as a result of any reverse stock split.

Effect on Authorized but Unissued Shares of Common Stock

Currently, the Company is authorized to issue up to a total of 150,000,000 shares of common stock.  As of September 10, 2012, 77,568,535 shares of our common stock were issued and outstanding, warrants to purchase 7,002,530 shares of our common stock were issued and outstanding, 4,601,647 options awards and 2,448,436 restricted stock unit awards were issued and outstanding under our equity compensation plans, and 516,220 shares of our common stock were reserved for future issuance under our equity compensation plans. Accordingly, 92,137,368 of the 150,000,000 authorized shares of our common stock are currently issued or reserved while 57,862,632 of the authorized shares of our common stock remain available for future issuance.

Implementation of a reverse stock split would not change the total authorized number of shares of common stock.  Accordingly, the number of shares of common stock available for issuance following implementation of the reverse stock split will increase to the extent the reverse stock split reduces the outstanding number of shares of our common stock.  In light of the successful completion of our underwritten public offering in June 2012 we do not have any immediate plans to offer securities under our existing universal shelf registration statement or otherwise.  However, as described in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission on September 19, 2012, we have incurred losses since inception and expect to continue to incur losses until we are able to significantly grow our revenues.  Accordingly we may need additional financing to maintain and expand our business as a result of which we may use some of the shares of common stock that would become available for issuance as a result of the reverse stock split for potential transactions involving equity securities.  The issuance of such equity securities could result in the dilution of current shareholder’s percentage ownership interest in the Company which could be significant.

Effect on Par Value

None of the Proposed Amendments to the Articles of Incorporation will change the par value of our common stock.

Payment for Fractional Shares

Whether shares are held in street name or directly, fractional shares of common stock will not be issued to shareholders.  Instead, fractional shares will be cashed out. For example, if a shareholder holds 505 shares on a pre-split basis and the reverse stock split ratio is five, 500 of such shares would be combined and converted into 100 shares on a post-split basis and such shareholder would receive cash for five pre-split shares.

The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

●
the closing sales price of our common stock on the effective date of the reverse stock split as reported on NYSE MKT (or, if our common stock is not then listed on NYSE MKT, the last trade price prior to the closing date); by

●	the amount of the fractional share.

Any shareholder that holds a number of our shares that is less than the ratio used to implement the reverse stock split will be completely cashed out as a result of the payment of fractional shares in lieu of any fractional share interests.

Mechanics of Reverse Stock Split

If this reverse stock split proposal is approved by our shareholders at the 2012 Annual Meeting and thereafter the Board of Directors determines to implement a reverse stock split, our shareholders will be notified that the reverse stock split has been affected and the ratio at which it was affected.  The mechanics of the reverse stock split will differ depending upon whether shares held are held beneficially in street name or whether they are registered directly in a shareholder’s name.

●
If a shareholder’s shares are registered directly in the shareholder’s name, the shareholder will receive a transmittal letter asking the shareholder to surrender certificates representing pre-split shares in exchange for certificates representing post-split shares.  No new certificates will be issued to the shareholder until the outstanding certificate(s) together with the properly completed and executed letter of transmittal are delivered in accordance with the instructions contained in such transmittal letter.

●
Under Wisconsin law, the reverse stock split will operate only at the record holder level.  As a result, shareholders that hold their shares through a broker, bank or other nominee will not be required to surrender stock certificates and would not automatically have fractional shares resulting from the reverse stock split cashed out.  To determine the reverse stock split’s effect on any shares you hold in street name, you should contact your broker, bank or other nominee.

We estimate that our aggregate expenses relating to the reverse stock split will not be material.

Accounting Consequences

Implementation of a reverse stock split would have minimal affect on the total equity on the Company’s consolidated balance sheet.  However, because the par value of our common stock will not change the components that make up total equity (stated capital and additional paid-in capital) would change by offsetting amounts.  Fractional shares cashed out would be accounted for as retired stock and reduce total equity.

U.S. Federal Income Tax Consequences

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the reverse stock split by a U.S. shareholder. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.

This discussion is for general information only and is not tax advice. All shareholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

 Based on the assumption that a reverse stock split would constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e. a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences would result from the reverse stock split:

●
Subject to the discussion below regarding treatment of cash paid in lieu of fractional shares, a shareholder will not recognize gain or loss on the deemed exchange of shares pursuant to the reverse stock split;

●	the aggregate tax basis of the shares deemed received by a shareholder in the reverse stock split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

●	the holding period of the shares received by a shareholder in the reverse stock split will include the holding period of the shares deemed surrendered therefor.

A shareholder who receives cash in lieu of fractional shares in the reverse stock split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the shareholder’s adjusted tax basis allocable to the fractional shares unless the distribution of cash is treated as having the effect of a distribution of dividend, in which case the gain will be treated as dividend income to the extent of our current accumulated earnings and profits as calculated for U.S. federal income tax purposes.  Shareholders are urged to consult their own tax advisors to determine whether a shareholder’s receipt of cash has the effect of a distribution of a dividend.

No Going Private Transaction

Our Board of Directors does not intend to use a reverse stock split as the first step in a series of plans or proposals in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

Vote Required for Approval

The affirmative vote of three-quarters of the shares present, or represented by proxy, entitled to vote and voting at the annual meeting is required to approve the reverse stock split proposal.  Abstentions will not be counted as voting and, therefore, will have no impact on the approval of the proposal.  Broker non-votes will not occur in connection with the reverse stock split proposal.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR the approval of the reverse stock split proposal.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal and Required Vote

The Audit Committee of the Board of Directors has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending June 30, 2013.  A representative of Baker Tilly is expected to be present at the annual meeting. In addition to having the opportunity to make a statement, Baker Tilly’s representative will be available to respond to any appropriate questions.  PKF LLP was our independent registered public accounting firm for our 2009 and 2010 fiscal years.  However, on September 13, 2010 we dismissed PKF LLP as our independent registered public accounting firm.

During our 2009 and 2010 fiscal years, the opinion of PKF LLP did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

The audit report of PKF LLP on our consolidated financial statements as of and for the fiscal year ended June 30, 2010 contained an explanatory paragraph which stated “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the consolidated financial statements, the Company continues to incur significant operating losses and has an accumulated deficit of $46,894,677 that raises substantial doubt about the Company’s ability to continue as a going concern.  The Company is dependent on future debt and equity fundraising, additional sales orders, increase in margins, strategic partnerships, and/or government programs to sustain continued operations and meet past obligations.  Management’s plans regarding these matters also are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The decision to change accountants was approved by the Audit Committee and ratified by our Board of Directors.

During our 2009 and 2010 fiscal years and through September 13, 2010, there were no disagreements with PKF LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF LLP, would have caused it to make reference thereto in its reports for those periods. Additionally, during this time frame there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

During our 2009 and 2010 fiscal years and through September 13, 2010, neither we nor the Audit Committee consulted Baker Tilly with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K, as there were none.

If the shareholders do not ratify the appointment of Baker Tilly, the Audit Committee will take such action into account in reconsidering the appointment of our independent registered public accounting firm for fiscal 2013.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the selection of Baker Tilly as our independent registered public accounting firm for fiscal 2013.  Abstentions will not be counted as voting and, therefore, will have no impact on the approval of the proposal.  Broker non-votes will not occur in connection with this proposal.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR ratification of the appointment of Baker Tilly as our independent registered public accounting firm for 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

December 2011 Private Placement Transaction

On December 13, 2011, we entered into Stock Purchase Agreements with certain investors providing for the sale of shares of our common stock at a price per share equal to $0.75, which was the closing price of our common stock on December 12, 2011.  Officers and directors purchased a total of $175,505 of these shares as follows:

Name	Relation	Number of Shares	Purchase Price
Paul F. Koeppe	Director	133,334	$100,001
Richard A. Abdoo	Director	33,334	$25,001
Richard A. Payne	Director	26,668	$20,001
William C. Hogoboom	Executive Officer	14,000	$10,500
Kevin A. Dennis	Executive Officer	13,335	$10,001
Manfred E. Birnbaum	Director	13,335	$10,001

January 2012 Private Placement Transaction

On January 31, 2012, we entered into Stock Purchase Agreements with certain investors providing for the sale of shares of our common stock at a price per share equal to $0.80, which was the closing price of our common stock on January 30, 2012.  Officers and directors purchased a total of $155,000 of these shares as follows:

Name	Relation	Number of Shares	Purchase Price
Paul F. Koeppe	Director	125,000	$100,000
Richard A. Abdoo	Director	31,250	$25,000
James H. Ozanne	Director	25,000	$20,000
Scott W. Scampini	Executive Officer	12,500	$10,000

May 2012 Subordinated Note Transaction and June 2012 Underwritten Public Offering

On May 1, 2012, we entered into Securities Purchase Agreements with certain investors providing for the sale of Zero Coupon Convertible Subordinated Notes (the “Subordinated Notes”) which were convertible into shares of our common stock at an exercise price per share equal $0.53, which was the closing price of our common stock on such date (the “Conversion Price”).  In connection with the purchase of the Subordinated Notes, each investor received a warrant to purchase a number of shares of our common stock equal to 55% times such investor’s investment in the Subordinated Notes divided by the Conversion Price, at an exercise price equal to the Conversion Price.  Officers and directors purchased a total of $330,000 of the Subordinated Notes and received warrants to purchase common stock as follows:

Name	Relation	Subscription Amount	Principal Amount	Number of Warrant Shares
Paul F. Koeppe	Director	$200,000	$220,000	207,547
Richard A. Abdoo	Director	$50,000	$55,000	51,887
Charles W. Stankiewicz	Director/Executive Officer	$50,000	$55,000	51,887
Eric C. Apfelbach	Director/Executive Officer	$20,000	$22,000	20,755
William C. Hogoboom	Executive Officer	$10,000	$11,000	10,377

In accordance with the terms of the Subordinated Notes, they were paid in full upon completion of our June 2012 underwritten public offering of common stock. Officers and directors purchased a total of $636,860 of the shares sold in that offering as follows:

Name	Relation	Number of Shares	Purchase Price
Paul F. Koeppe	Director	1,063,157	$404,000
Richard A. Abdoo	Director	263,157	$100,000
Eric C. Apfelbach	Director/ Executive Officer	57,894	$22,000
William C. Hogoboom	Executive Officer	28,947	$11,000
James H. Ozanne	Director	197,000	$74,860
Charles W. Stankiewicz	Director/ Executive Officer	65,789	$25,000

Tier Electronics January 2011 Transaction

On January 21, 2011, we entered into an Asset Purchase Agreement (the “Purchase Agreement”) under which our subsidiary Tier Electronics LLC (“Tier”) acquired substantially all of the net assets of TE Holdings LLC (formerly Tier Electronics, LLC) (“Seller”) used in connection with Seller’s business of developing, manufacturing, marketing and selling power electronics products for and to original equipment manufacturers in various industries.  Tier operates as our wholly owned subsidiary.

Pursuant to the Purchase Agreement, we paid a portion of the purchase price by issuing a non-negotiable promissory note to Seller in the principal amount of $1,350,000 that bears interest at a fixed annual rate equal to eight percent.  Jeffrey Reichard, our Vice President of Power Electronics Development and a director, is the sole owner of Seller.  Initially, the principal balance of the note was payable in three equal installments of $450,000 on the first, second and third anniversaries of the closing date.  The note was amended in January 2012 and the initial payment of $450,000 due on January 21, 2012 was deferred and paid in three equal installments of $150,000 on February 21, March 21 and April 7, 2012. Accrued interest is payable monthly.  During fiscal 2012 we paid a total of $99,000 in accrued interest at a rate of 8%.

Tier leases its facility from Seller under a lease agreement expiring December 31, 2014.  The current year rental is $84,000 per annum and is subject to an annual CPI adjustment.  We are required to pay real estate taxes and other occupancy costs related to the facility.  The property is approximately 10,400 square feet and is used to house Tier’s production, assembly and administration headquarters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following tables set forth the aggregate fees billed or expected to be billed by Baker Tilly and PKF LLP for fiscal 2012 and fiscal 2011, respectively, for audit and non-audit services, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described in the following the tables.

Fee Category	2012	2011
Audit Fees (1)	$198,897	$139,624
Audit-Related Fees (2)	$-	$52,619
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$198,897	$192,243

__________

(1)
Audit fees include fees for professional services and expenses associated with the audits of our consolidated annual statements, reviews of our consolidated financial statements included in our Form 10-Qs, consents and assistance with and review of documents filed with the SEC. Does not include contract audit and tax consulting fees of $23,800 billed for fiscal 2011 by Pitcher Partners, a firm that is an independent member firm of Baker Tilly International, for contract audit and tax consulting services for the Company’s foreign subsidiaries.

(2)	Consists of fees for professional services related to audits of the financial statements of Tier Electronics LLC in connection with the Company’s acquisition of the net assets of that company.

Pre-Approval Policies And Procedures

The Audit Committee has adopted a policy that requires that all services to be provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. The Audit Committee approved all audit and permitted non-audit services provided by Baker Tilly during fiscal years 2011 and 2012.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of our annual report and proxy statement will be sent to shareholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please submit your request in writing to: ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, Attention: Secretary or by calling the Company at (262) 253-9800. Any shareholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

SHAREHOLDER PROPOSALS

In accordance with our Bylaws, nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the 2013 Annual Meeting of Shareholders must be received by us no earlier than June 10, 2013 and no later than August 9, 2013.  Such nominations must also satisfy the other requirements for shareholders nominations set forth in our bylaws.

To be considered for inclusion in the proxy statement solicited by the Board of Directors, shareholder proposals for consideration at the 2013 Annual Meeting of Shareholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received by us at our principal executive offices by May 28, 2013.  Such proposals must also satisfy the procedures set forth in Rule 14a-8 under the Exchange Act.  Our Bylaws require shareholders who wish to make a proposal at the next annual meeting of our shareholders—other than one that will be included in our proxy statement—to notify us no later than August 9, 2013.  Such proposals must also satisfy the other requirements for shareholders proposals set forth in our Bylaws.

Such nominations or proposals must be submitted to Mr. Will Hogoboom, Secretary, ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051.  To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than 10% of our outstanding common stock, to file initial reports of ownership with respect to our equity securities and reports of changes in such ownership with the SEC. Such persons are required by SEC rules to furnish us with all copies of Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, we believe that during the year ended June 30, 2012, all filing requirements were timely satisfied.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting shareholders by mail, our directors, officers and other employees may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by our directors, officers and other employees may also be made of some of our shareholders in person or by mail, telephone or telegraph following the original solicitation. We may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of our stock held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies.

OTHER BUSINESS

 The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than those items stated above. If any other business should come before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC.  This means that we can disclose important information to our shareholders by referring the shareholders to another document.  The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement.

Items 5, 6, 7, 7A, 8 and 9 of the Company’s Annual Report on Form 10-K for the year ended June 30, 2012 filed by the Company with the SEC are incorporated by reference into this proxy statement.

A copy of any of the documents referred to above, including the Company’s Annual Report on Form    10-K, will be furnished, without charge, by writing to ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, attention: Investor Relations.  The documents referred to above, including the Company’s Annual Report on Form 10-K, are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.zbbenergy.com.

Appendix A

Amendment No. 1
to
ZBB Energy Corporation
2010 Omnibus Long-Term Incentive Plan

Amendment No. 1 (the “Amendment”), dated November 7, 2012, to the 2010 Omnibus Long-Term Incentive Plan (the “Existing Plan”; as amended hereby, the “Plan”), of ZBB Energy Corporation, a Wisconsin corporation (the “Company”).

Statement of Purpose

The Plan was approved by the Company’s Board of Directors on August 26, 2010, and by its stockholders on November 10, 2010, and became effective on such date.  The Company wishes to amend the Plan to increase the number of shares of the Company’s common stock, par value $.01, authorized for issuance under the Plan.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

1.Capitalized Terms.  All capitalized terms used and not defined herein shall have the meanings given thereto in the Existing Plan.

2.Amendment to Existing Plan.

Section 4.1. Authorized Number of Shares is hereby deleted in its entirety and replaced with the following:

4.1.Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 8,500,000 shares. 5,000,000 of such shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.   The maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any thirty-six (36) month period shall not exceed the following: Options: 5,000,000; SARs: 5,000,000; Restricted Stock: 5,000,000; Restricted Stock Units: 5,000,000; and Other Stock-based Performance Awards: 5,000,000.”

3.Reference to and Effect on the Plan.  The Plan, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin.

***

Effective this 7th day of November, 2012.

A-1

Appendix B

ZBB ENERGY CORPORATION

2012 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

ZBB Energy Corporation, a Wisconsin corporation (the “Company”), sets forth herein the terms of its 2012 Non-employee Director Equity Compensation Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified non-employee members of the Board to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. “2010 Omnibus Plan” means the Company’s 2010 Omnibus Long-term Incentive Plan, as amended.

2.2. “Alternative Award” means an Award made pursuant to Section 8.2.

2.3. “Award” means a Director RSU Award or an Alternative Award.

2.4. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company to a Grantee that evidences and sets out the terms and conditions of an
Award.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Committee” means the Compensation Committee of the Board.

2.7. “Company” means ZBB Energy Corporation, a Wisconsin corporation, or any successor corporation.

2.8.  “Director RSU Award” is defined in Section 8.1.

2.9.  “Effective Date” means November 7, 2012, the date the Plan was approved by the Company’s shareholders.

2.10. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.11. “Grantee” means a person who receives or holds an Award under the Plan.

2.12. “Plan” means this ZBB Energy Corporation 22012 Non-employee Director Equity Compensation Plan.

2.13. “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

Any capitalized terms used but not defined herein are defined in the 2010 Omnibus Plan.

3.	ADMINISTRATION OF THE PLAN

3.1. General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award;

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan.

3.2. No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.3. Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1. Authorized Number of Shares

Subject to adjustment under Section 9, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 3,500,000 shares.

4.2. Share Counting

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, or the shares of Common Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligations, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan.

5.	EFFECTIVE DATE , DURATION AND AMENDMENTS

5.1. Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s shareholders.  The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2. Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s shareholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	ELIGIBILITY

Each member of the Board who is not a current employee of the Company or any of its subsidiaries shall be eligible to receive an Award in accordance with Section 8.

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8.	AWARDS

8.1. Director RSU Awards

Until such time as the Board determines otherwise, on the date of the Company’s Annual Meeting of Shareholders in each year for so long as the Plan remains in effect, each non-employee director who is elected as a director at such meeting, or whose term of office shall continue after the date of such meeting, shall automatically receive an award of restricted stock units (a “Director RSU Award”) in accordance with the Director Compensation Policy adopted by the Board on November 9, 2011, as such policy is amended from time to time.

8.2. Other Awards

In addition to awards of restricted stock units pursuant to Section 8.1, the Board is authorized to grant an alternative form of Award, as long as such form of Award is provided for in the 2010 Omnibus Plan.

9.	EFFECT OF CHANGES IN CAPITALIZATION

9.1. Changes in Stock.

Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent.  In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section shall be made in accordance with Section 409A to the extent applicable.

9.2. Change in Control

    9.2.1. Consequences of a Change in Control

 Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control:

9.2.1.1   Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

9.2.1.2   Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Board, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

9.2.1.3   Cash-Out of Awards. The Board may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

9.3. Adjustments.

Adjustments under this Section 9 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

10.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

11.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

11.1. Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

11.2. Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

11.3. Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

11.4. Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

11.5. Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

11.6. Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

11.7. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to the principles of conflicts of law.

11.8. Section 409A.

    11.8.1. Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

    11.8.2. Adjustments.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

11.9. Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

11.10. Transferability of Awards.

    11.10.1. Transfers in General.

Except as provided in Section 11.10.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

    11.10.2. Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 11.10.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.10.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 11.10.2 or by will or the laws of descent and distribution.

11.11. Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Board.

ZBB ENERGY CORPORATION

By:
Title:

The Plan was adopted by the Board of Directors on September 6, 2012 and was approved by the shareholders of the Company on November 7, 2012

Appendix C-1

FORM OFARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF ZBB ENERGY CORPORATION

Pursuant to Section 180.1003
of the Wisconsin Business Corporation Law

Pursuant to the consent of the Board of Directors and the shareholders of ZBB Energy Corporation, a Wisconsin corporation (the "Corporation"), and in accordance with the provisions of Section 180.1003 of Wisconsin Business Corporation Law, the following resolution was duly adopted as of the __ day of _______, 201_:

RESOLVED, that the Articles of Incorporation of the Corporation be, and they hereby are, amended to add to Article IV the following text as a new Section A.4.:

4.Without regard to any other provision of these Articles of Incorporation, each five (5) shares of Common Stock issued and outstanding immediately prior to 11:59 p.m., central time, on the date of the filing of this Amendment shall be and is hereby automatically reclassified and changed (without any further act) into one fully-paid and nonassessable share of Common Stock, without increasing or decreasing the par value of the Common Stock, the amount of stated capital or paid-in surplus of the Corporation; provided that no fractional shares shall be issued to shareholders as a result of the foregoing reclassification and that in lieu thereof the Corporation shall pay to any shareholder otherwise entitled thereto an amount in cash equal to the product of the closing sales price of the Common Stock on NYSE MKT on the date of the filing of this Amendment and the amount of the fractional share.

Each registered holder of certificated or uncertificated shares, upon the effective date of this Amendment may surrender each share of the currently issued and outstanding Common Stock of the Corporation or request the Corporation to exchange such shares held for (i) one (1) fully-paid and nonassessable share of Common Stock for each five (5) shares of Common Stock surrendered for exchange and (ii) any cash payment for fractional shares resulting from such reclassification as contemplated above.

Until so surrendered for exchange, the outstanding stock certificates and uncertificated shares theretofore evidencing shares of issued and outstanding Common Stock of the Corporation shall be deemed for all corporate purposes to evidence ownership of the number of shares of the Common Stock which the holder thereof would be entitled to receive upon its surrender.

This Amendment shall be effective as of the ___ day of _______, 201_.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the ___ day of _______, 201_.

ZBB ENERGY CORPORATION

By __________________________________
(Signature)
Name:
Title:

Appendix C-2
FORM OF ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF ZBB ENERGY CORPORATION

Pursuant to Section 180.1003
of the Wisconsin Business Corporation Law

Pursuant to the consent of the Board of Directors and the shareholders of ZBB Energy Corporation, a Wisconsin corporation (the "Corporation"), and in accordance with the provisions of Section 180.1003 of Wisconsin Business Corporation Law, the following resolution was duly adopted as of the __ day of _______, 201_:

RESOLVED, that the Articles of Incorporation of the Corporation be, and they hereby are, amended to add to Article IV the following text as a new Section A.4.:

4.Without regard to any other provision of these Articles of Incorporation, each ten (10) shares of Common Stock issued and outstanding immediately prior to 11:59 p.m., central time, on the date of the filing of this Amendment shall be and is hereby automatically reclassified and changed (without any further act) into one fully-paid and nonassessable share of Common Stock, without increasing or decreasing the par value of the Common Stock, the amount of stated capital or paid-in surplus of the Corporation; provided that no fractional shares shall be issued to shareholders as a result of the foregoing reclassification and that in lieu thereof the Corporation shall pay to any shareholder otherwise entitled thereto an amount in cash equal to the product of the closing sales price of the Common Stock on NYSE MKT on the date of the filing of this Amendment and the amount of the fractional share.

Each registered holder of certificated or uncertificated shares, upon the effective date of this Amendment may surrender each share of the currently issued and outstanding Common Stock of the Corporation or request the Corporation to exchange such shares held for (i) one (1) fully-paid and nonassessable share of Common Stock for each ten (10) shares of Common Stock surrendered for exchange and (ii) any cash payment for fractional shares resulting from such reclassification as contemplated above.

Until so surrendered for exchange, the outstanding stock certificates and uncertificated shares theretofore evidencing shares of issued and outstanding Common Stock of the Corporation shall be deemed for all corporate purposes to evidence ownership of the number of shares of the Common Stock which the holder thereof would be entitled to receive upon its surrender.

This Amendment shall be effective as of the ___ day of _______, 201_.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the ___ day of _______, 201_.

ZBB ENERGY CORPORATION

By __________________________________
(Signature)
Name:
Title:

Appendix C-3
FORM OF ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF ZBB ENERGY CORPORATION

Pursuant to Section 180.1003
of the Wisconsin Business Corporation Law

Pursuant to the consent of the Board of Directors and the shareholders of ZBB Energy Corporation, a Wisconsin corporation (the "Corporation"), and in accordance with the provisions of Section 180.1003 of Wisconsin Business Corporation Law, the following resolution was duly adopted as of the __ day of _______, 201_:

RESOLVED, that the Articles of Incorporation of the Corporation be, and they hereby are, amended to add to Article IV the following text as a new Section A.4.:

4.Without regard to any other provision of these Articles of Incorporation, each fifteen (15) shares of Common Stock issued and outstanding immediately prior to 11:59 p.m., central time, on the date of the filing of this Amendment shall be and is hereby automatically reclassified and changed (without any further act) into one fully-paid and nonassessable share of Common Stock, without increasing or decreasing the par value of the Common Stock, the amount of stated capital or paid-in surplus of the Corporation; provided that no fractional shares shall be issued to shareholders as a result of the foregoing reclassification and that in lieu thereof the Corporation shall pay to any shareholder otherwise entitled thereto an amount in cash equal to the product of the closing sales price of the Common Stock on NYSE MKT on the date of the filing of this Amendment and the amount of the fractional share.

Each registered holder of certificated or uncertificated shares, upon the effective date of this Amendment may surrender each share of the currently issued and outstanding Common Stock of the Corporation or request the Corporation to exchange such shares held for (i) one (1) fully-paid and nonassessable share of Common Stock for each fifteen (15) shares of Common Stock surrendered for exchange and (ii) any cash payment for fractional shares resulting from such reclassification as contemplated above.

Until so surrendered for exchange, the outstanding stock certificates and uncertificated shares theretofore evidencing shares of issued and outstanding Common Stock of the Corporation shall be deemed for all corporate purposes to evidence ownership of the number of shares of the Common Stock which the holder thereof would be entitled to receive upon its surrender.

This Amendment shall be effective as of the ___ day of _______, 201_.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the ___ day of _______, 201_.

ZBB ENERGY CORPORATION

By __________________________________
(Signature)
Name:
Title:

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IMPORTANT ANNUAL MEETING INFORMATION
ENDORSEMENT_LINE______________ SACKPACK_____________
MR A SAMPLE
DESIGNATION (IF ANY)
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Shareholder Meeting Notice 1234 5678 9012 345
Important Notice Regarding the Availability of Proxy Materials for the ZBB Energy Corporation Shareholder Meeting to be Held on November 7, 2012.
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/ZBB
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/ZBB to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before October 23, 2012 to facilitate timely delivery.
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Shareholder Meeting Notice
ZBB Energy Corporation’s Annual Meeting of Shareholders will be held at the Radisson Hotel, N88 W14750 Main Street,
Menomonee Falls, Wisconsin, on Wednesday November 7, 2012 at 10:00 am local time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5:
1. Election of Directors: 01 - Richard A. Abdoo, 02 - Manfred E. Birnbaum, 03 - Charles W. Stankiewicz
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.
4. Approve a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split which may be implemented in the discretion of the Board of Directors.
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2012.
6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone by calling
1-800-652-VOTE (8683) within USA & Canada or 1-781-575-2300 outside USA & Canada or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. If you plan to attend the Annual Meeting and require directions, please call the Company for directions at (262) 253-9800.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g Internet – Go to www.envisionreports.com/ZBB. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
g Telephone – Call toll free 1-866-641-4276 within the USA, US territories & Canada or 1-781-575-4238 outside the USA, US territories &
Canada using a touch-tone phone and follow the instructions to login in and order a paper copy.
g Email – Send email to investorvote@computershare.com with “Proxy Materials ZBB Energy Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by October 23, 2012.
01IO2C

IMPORTANT ANNUAL MEETING INFORMATION
ENDORSEMENT_LINE______________ SACKPACK_____________
MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789
000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on November 7, 2012.
Vote by Internet
• Go to www.envisionreports.com/ZBB
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &
Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X
Annual Meeting Proxy Card  1234 5678 9012 345
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.
1. Election of Directors: For Withhold For Withhold For Withhold
01 - Richard A. Abdoo  02 - Manfred E. Birnbaum  03 - Charles W. Stankiewicz
For Against Abstain         For Against Abstain
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
4. Approve a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split which may be implemented in the discretion of the Board of Directors.
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2013.
6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
B Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T
1 U PX   1 4 3 3 4 5 1
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
01IO0C

Agenda
• Elect three directors to serve until 2015 as Class II directors.
• Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
• Approve the 2012 Non-Employee Director Equity Incentive Plan.
• Approve a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split which may be implemented in the discretion of the
Board of Directors.
• Ratify the selection of Baker Tilly as independent registered public accounting firm for 2013.
• Transact such other business as may properly come before the meeting.

You can view the Annual report and Proxy Statement on the internet at
www.envisionreports.com/ZBB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — ZBB ENERGY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZBB ENERGY CORPORATION
The undersigned hereby appoints Eric Apfelbach and Will Hogoboom proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ZBB Energy Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of ZBB Energy Corporation to
be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin, on Wednesday, November 7, 2012 at 10:00 am local time, and at any adjournment thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PROPOSALS 1, 2, 3, 4 AND 5 ARE BEING
PROPOSED BY ZBB ENERGY CORPORATION.
(Continued, and to be marked, dated and signed, on the other side)

IMPORTANT ANNUAL MEETING INFORMATION
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.
1. Election of Directors: For Withhold  For Withhold  For Withhold
01 - Richard A. Abdoo  02 - Manfred E. Birnbaum   03 - Charles W. Stankiewicz
For Against Abstain   For Against Abstain
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
4. Approve a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split which may be implemented in the discretion of the Board of Directors.
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2013.
6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1 U PX  1 4 3 3 4 5 2
01IO1C

Agenda
• Elect three directors to serve until 2015 as Class II directors.
• Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
• Approve the 2012 Non-Employee Director Equity Incentive Plan.
• Approve a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split which may be implemented in the discretion of the
Board of Directors.
• Ratify the selection of Baker Tilly as independent registered public accounting firm for 2013.
• Transact such other business as may properly come before the meeting.

You can view the Annual report and Proxy Statement on the internet at
www.edocumentview.com/ZBB
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — ZBB ENERGY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZBB ENERGY CORPORATION
The undersigned hereby appoints Eric Apfelbach and Will Hogoboom proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ZBB Energy Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of ZBB Energy Corporation to
be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin, on Wednesday, November 7, 2012 at 10:00 am local time, and at any adjournment thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PROPOSALS 1, 2, 3, 4 AND 5 ARE BEING
PROPOSED BY ZBB ENERGY CORPORATION.
(Continued, and to be marked, dated and signed, on the other side)

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 07, 2012
ZBB ENERGY CORPORATION
Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 10, 2012
Date:  November 07, 2012   Time: 10:00 AM CST
Location: Radisson Hotel
N88 W14750 Main Street
Menomonee Falls, WI 53051
BARCODE
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
BROKER LOGO HERE
Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 24, 2012 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
Internal Use Only
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Voting items
The Board of Directors recommends that you
vote FOR the following:
1. Election of Directors
Nominees
01 Richard A. Abdoo 02 Manfred E. Birnbaum 03 Charles W. Stankiewicz
The Board of Directors recommends you vote FOR the following proposal(s):
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.
4. Approve a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split which may be implemented in the discretion of the Board of Directors.
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2013.
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
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Reserved for Broadridge Internal Control Information
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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